EXHIBIT 99.3

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

                          % of pool    average LTV  LTV above 80%  LTV above 90%     % full doc    % owner occ        ave wac
      FICO below 600           1.25          80.52          14.88              0          85.12            100          6.684
A     FICO below 580            n/a            n/a            n/a            n/a            n/a            n/a            n/a
      FICO below 560            n/a            n/a            n/a            n/a            n/a            n/a            n/a


                       % below 100k   % above 500k           % IO        ave DTI      DTI > 45%
      FICO below 600              0          18.75            100         41.795          24.53
A     FICO below 580            n/a            n/a            n/a            n/a            n/a
      FICO below 560            n/a            n/a            n/a            n/a            n/a


                          % of pool    average LTV      FICO <600     FICO < 575     % full doc    % owner occ        ave wac
      LTV above 85%           15.84          90.85           0.67              0          22.84          95.45          7.176
B     LTV above 90%             3.9           94.4              0              0          37.05            100           7.36
      LTV above 95%             n/a            n/a            n/a            n/a            n/a            n/a            n/a


                       % below 100k   % above 500k           % IO        ave DTI      DTI > 45%  LTV above 80%  LTV above 90%
      LTV above 85%            1.15           3.56            100         39.949          30.58            100          24.64
B     LTV above 90%            0.63              0            100         41.452          37.31            100            100
      LTV above 95%             n/a            n/a            n/a            n/a            n/a            n/a            n/a


                          % of pool    average LTV      FICO <600     FICO < 575     % full doc    % owner occ        ave wac
      DTI > 40%               65.83           81.4           1.03              0          36.24          99.12          6.583
C     DTI > 45%               37.16          81.45           0.83              0          40.58          99.04          6.561
      DTI > 50%                0.49          79.06              0              0          80.16            100           6.13


                       % below 100k   % above 500k           % IO        ave DTI      DTI > 45%  LTV above 80%  LTV above 90%
      DTI > 40%                1.24           4.71            100         45.535          56.45           18.6           4.09
C     DTI > 45%                1.44           4.96            100         47.732            100          17.74           3.92
      DTI > 50%                   0          38.23            100         52.623            100          23.45              0


      Non Owner Occ       % of pool    average LTV      FICO <600     FICO < 575     % full doc    % owner occ         ave wac
      Stated Docs             77.19          84.18              0              0              0              0          7.145
D     Loans below 100k         4.31          78.48              0              0              0              0          7.792
      IO Loans               100.00          82.52              0              0          22.81              0          7.024


      Non Owner Occ    % below 100k   % above 500k           % IO        ave DTI      DTI > 45%      LTV > 80%      LTV > 90%
      Stated Docs              5.59              0            100          38.94          32.21          66.13              0
D     Loans below 10            100              0            100         31.977              0           53.9              0
      IO Loans                 4.31              0            100         37.746          29.89          60.23              0


      When do IOs reset
      Months to next reset         Count   Balance ($)  % of Balance           WAC  Remaining Term      WA LTV       WA FICO
      13 - 18                         65    15,884,158          5.28         6.656           354         82.32           675
E     19 - 24                       1068   256,990,103         85.42         6.606           356         81.24           670
      25 - 30                          2       483,362          0.16         6.700           354         86.69           633
      31 - 36                        123    27,489,615          9.14         6.593           356         80.62           667

      Total:                        1258   300,847,239           100         6.608           356         81.24           670


F     Is DTI off current mortgage rate for IO           Y


     Summary of pool per NC grades
      New Century Credit Grade          Count   Balance ($)  % of Balance           WAC  Remaining Term      WA LTV       WA FICO
      A+                                   66    15,575,541          5.18         6.741           356         81.70           644
      A-                                   14     3,613,349          1.20         6.835           356         77.65           645
      B                                     1       345,000          0.11         7.000           355         84.15           634
      AA                                 1177   281,313,349         93.51         6.597           356         81.26           671

      Total:                            1,258   300,847,239           100         6.608           356         81.24           670


H    What are top 10 cities and average strats for each
      Top 10 Cities of Overall Pool        Loans  Balance ($)      Balance     Rate (%)     (months)
      LOS ANGELES                             27    7,756,311         2.58        6.523          356
      SAN JOSE                                20    6,907,989         2.30        6.498          355
      LAS VEGAS                               34    6,734,933         2.24        6.865          356
      SACRAMENTO                              30    6,657,515         2.21        6.586          356
      SAN DIEGO                               13    3,980,399         1.32        6.796          356
      MURRIETA                                 8    3,038,088         1.01        6.590          356
      SALINAS                                  9    3,024,773         1.01        6.941          356
      HAYWARD                                  7    2,748,450         0.91        6.269          355
      SANTA ROSA                               8    2,740,714         0.91        6.339          355
      RIVERSIDE                                9    2,313,855         0.77        6.400          356
      Other                                1,093  254,944,211        84.74        6.609          356

      Total:                               1,258  300,847,239          100        6.608          356


      Top 10 Cities of Overall Pool          LTV        Score
      LOS ANGELES                          79.24          664
      SAN JOSE                             81.48          664
      LAS VEGAS                            80.06          666
      SACRAMENTO                           81.93          656
      SAN DIEGO                            78.48          683
      MURRIETA                             81.32          656
      SALINAS                              83.69          687
      HAYWARD                              81.94          674
      SANTA ROSA                           81.97          680
      RIVERSIDE                            80.80          679
      Other                                81.32          670

      Total:                               81.24          670


I    What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

      LTV > 90                 Loans     Balance ($)    % of Balance        Rate (%)
      LTV > 90                    50      11,738,964          100.00            7.36

      LTV > 90        % stated Doctype    % IO Loans  % non-owner Occupied    % Fico Less Than 600
      LTV > 90                 62.31          100.00                    --                       0


J     What is max LTV for stated income and minimum FICO for stated income?
      Max LTV for Stated Income Documentation: 100.00         95.00
      Min Fico for Stated Income Documentation: 500             583

K     What is min FICO for loans above 90% LTV
      Min Fico for ltv greater than 90: 612


L     Seasoning hisotry - any over 3m? Yes
M For loans below 100k do for D above but for top 5 MSAs: There's no MSA information so we would use zip codes instead

      Loans with
D     Orig Bal
      Below 100K,                                  FICO        FICO     % full
      Top 5 ZIP      % of pool    average LTV      <600        < 575       doc  % owner occ     ave wac
      30144               2.10       80.00           0           0      100.00      100.00       6.750
      80918               2.10       80.00           0           0          --      100.00       6.350
      48141               2.10       82.50           0           0          --      100.00       7.150
      93277               2.09       80.00           0           0          --      100.00       6.250
      96021               2.09       74.44           0           0          --      100.00       6.550
      Other              89.52       80.35           0           0       48.56       96.33       6.755
      Total:            100.00       80.25           0           0       45.57       96.71       6.740

                  % below 100k  % above 500k      % IO     ave DTI    DTI > 45%   LTV > 80%   LTV > 90%
      30144             100.00          --         100       49.69      100.00          --          --
      80918             100.00          --         100       43.15          --          --          --
      48141             100.00          --         100       31.56          --      100.00          --
      93277             100.00          --         100       38.44          --          --          --
      96021             100.00          --         100       37.29          --          --          --
      Other             100.00          --         100       39.67       35.64       12.94        1.76
      Total:            100.00          --         100      39.708       34.00       13.68        1.58

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC3
All records



1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $300,847,239
Number of Loans: 1,258
Average Current Balance: $239,147
Weighted Average Coupon: 6.608%
Weighted Average Net Coupon: 6.088%
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 4
Second Liens: 0.00%
Weighted Average Combined OLTV: 81.24%
Weighted Average FICO: 670
Loans w/ Prepay Penalties: 82.80%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 6.608%
Weighted Average Remaining Term (Arm Only): 356
Weighted Average Margin: 5.461%
Weighted Average Initial Per Cap: 1.500%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 7.000%
Weighted Average Months To Roll: 21
:
Loan Type:
Fixed: 0.00%
Balloons: 0.00%
2-28 Arms: 90.70%
3-27 Arms: 9.30%
Other Hybrid: 0.00%
:
Index:
6-Month Libor: 100.00%
1-Month Libor: 0.00%
Other Index: 0.00%





2. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted       Weighted
                                                                    Loan Pool by        Average        Average
                           Number of             Aggregate             Aggregate          Gross      Remaining              Weighted
Loan                        Mortgage          Cut-off Date          Cut-off Date       Interest           Term               Average
Purpose                        Loans     Principal Balance     Principal Balance           Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                         917           214,912,705                 71.44          6.560            356                 80.92
Refinance - Cashout              290            76,043,800                 25.28          6.765            356                 82.26
Refinance - Rate Term             51             9,890,735                  3.29          6.439            356                 80.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,258           300,847,239                100.00          6.608            356                 81.24
------------------------------------------------------------------------------------------------------------------------------------


3. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted       Weighted
                                                                    Loan Pool by        Average        Average
                           Number of             Aggregate             Aggregate          Gross      Remaining              Weighted
                            Mortgage          Cut-off Date          Cut-off Date       Interest           Term               Average
Occupancy                      Loans     Principal Balance     Principal Balance           Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                        1,243           297,250,893                 98.80          6.603            356                 81.23
Investment                         1               420,000                  0.14          6.990            355                 89.74
Second Home                       14             3,176,346                  1.06          7.028            355                 81.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,258           300,847,239                100.00          6.608            356                 81.24
------------------------------------------------------------------------------------------------------------------------------------


4. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted       Weighted
                                                                    Loan Pool by        Average        Average
                           Number of             Aggregate             Aggregate          Gross      Remaining              Weighted
Property                    Mortgage          Cut-off Date          Cut-off Date       Interest           Term               Average
Type                           Loans     Principal Balance     Principal Balance           Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          854           205,247,092                 68.22          6.605            356                 81.26
PUD                              213            48,350,416                 16.07          6.612            356                 81.16
Condo                            142            32,353,503                 10.75          6.625            356                 81.31
2-4 Family                        49            14,896,227                  4.95          6.603            356                 81.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,258           300,847,239                100.00          6.608            356                 81.24
------------------------------------------------------------------------------------------------------------------------------------


5. Documentation Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted       Weighted
                                                                    Loan Pool by        Average        Average
                           Number of             Aggregate             Aggregate          Gross      Remaining              Weighted
Documentation               Mortgage          Cut-off Date          Cut-off Date       Interest           Term               Average
Type                           Loans     Principal Balance     Principal Balance           Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation             803           192,747,324                 64.07          6.785            356                 81.60
Full Documentation               420            98,639,718                 32.79          6.284            356                 80.76
Limited Documentation             35             9,460,197                  3.14          6.375            356                 79.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,258           300,847,239                100.00          6.608            356                 81.24
------------------------------------------------------------------------------------------------------------------------------------


6. Fico Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted       Weighted
                                                                    Loan Pool by        Average        Average
                           Number of             Aggregate             Aggregate          Gross      Remaining              Weighted
Fico                        Mortgage          Cut-off Date          Cut-off Date       Interest           Term               Average
Distribution                   Loans     Principal Balance     Principal Balance           Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
580 - 599                         13             3,759,752                  1.25          6.684            357                 80.52
600 - 619                         52            12,938,327                  4.30          6.656            356                 82.95
620 - 639                        211            47,555,114                 15.81          6.539            356                 80.92
640 - 659                        313            75,021,583                 24.94          6.660            356                 81.14
660 - 679                        245            58,974,038                 19.60          6.649            356                 81.40
680 - 699                        193            45,338,770                 15.07          6.596            356                 81.09
700 - 719                         95            22,338,528                  7.43          6.578            356                 81.72
720 - 739                         61            15,913,999                  5.29          6.636            356                 80.43
740 - 759                         37             9,467,944                  3.15          6.540            356                 81.92
760 >=                            38             9,539,185                  3.17          6.339            356                 81.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,258           300,847,239                100.00          6.608            356                 81.24
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 583
Maximum: 805
Weighted Average: 669.6


7. Combined Original Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted       Weighted
Combined                                                            Loan Pool by        Average        Average
Original                   Number of             Aggregate             Aggregate          Gross      Remaining              Weighted
Loan-to-Value               Mortgage          Cut-off Date          Cut-off Date       Interest           Term               Average
Ratio (%)                      Loans     Principal Balance     Principal Balance           Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                      3               410,000                  0.14          6.289            356                 35.34
40.01 - 50.00                      2               345,000                  0.11          6.917            355                 44.69
50.01 - 60.00                      6             1,466,368                  0.49          6.347            356                 52.31
60.01 - 70.00                     21             5,192,281                  1.73          6.485            356                 67.24
70.01 - 80.00                  1,001           232,810,282                 77.38          6.479            356                 79.72
80.01 - 90.00                    175            48,884,343                 16.25          7.061            356                 88.34
90.01 - 100.00                    50            11,738,964                  3.90          7.360            356                 94.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,258           300,847,239                100.00          6.608            356                 81.24
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 32.94
Maximum: 95.00
Weighted Average by Original Balance: 81.25
Weighted Average by Current Balance: 81.24


8. Current Principal Balance ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted       Weighted
                                                                    Loan Pool by        Average        Average
Current                    Number of             Aggregate             Aggregate          Gross      Remaining              Weighted
Principal                   Mortgage          Cut-off Date          Cut-off Date       Interest           Term               Average
Balance ($)                    Loans     Principal Balance     Principal Balance           Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                  6               421,465                  0.14          7.710            357                 84.01
$75,001 - $100,000                52             4,799,560                  1.60          6.704            356                 79.89
$100,001 - $150,000              241            30,458,943                 10.12          6.712            356                 80.74
$150,001 - $200,000              242            42,018,995                 13.97          6.647            356                 80.77
$200,001 - $250,000              220            49,419,021                 16.43          6.624            356                 80.50
$250,001 - $300,000              160            43,853,163                 14.58          6.575            356                 81.55
$300,001 - $350,000              128            41,338,828                 13.74          6.573            356                 81.76
$350,001 - $400,000              108            40,389,779                 13.43          6.503            356                 81.73
$400,001 - $450,000               49            20,674,580                  6.87          6.686            356                 82.64
$450,001 - $500,000               29            13,882,394                  4.61          6.665            356                 80.50
$500,001 - $550,000                7             3,695,000                  1.23          6.623            356                 83.56
$550,001 - $600,000               11             6,249,712                  2.08          6.350            356                 81.29
$600,001 - $650,000                1               608,000                  0.20          5.750            356                 80.00
$700,001 - $750,000                3             2,171,000                  0.72          6.309            356                 78.27
$850,001 - $900,000                1               866,798                  0.29          7.650            356                 85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,258           300,847,239                100.00          6.608            356                 81.24
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 60,300.00
Maximum: 866,798.08
Average: 239,147.25


9. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage       Weighted       Weighted
                                                                    Loan Pool by        Average        Average
                           Number of             Aggregate             Aggregate          Gross      Remaining              Weighted
Geographical                Mortgage          Cut-off Date          Cut-off Date       Interest           Term               Average
Distribution                   Loans     Principal Balance     Principal Balance           Rate       (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Alabama                            2               175,500                  0.06          7.070            357                 73.89
Arizona                           49             8,323,237                  2.77          6.734            356                 82.53
Arkansas                           1               179,956                  0.06          5.750            356                 80.00
California                       604           174,076,320                 57.86          6.519            356                 80.77
Colorado                          53             9,037,156                  3.00          6.564            356                 80.82
Connecticut                        8             1,567,552                  0.52          6.641            356                 84.98
Delaware                           1               260,997                  0.09          6.700            354                 90.00
District of Columbia               1               168,999                  0.06          8.550            355                 94.68
Florida                           44             8,027,565                  2.67          6.803            355                 82.25
Georgia                           23             3,427,720                  1.14          6.909            356                 81.45
Hawaii                            11             2,149,897                  0.71          6.749            356                 81.61
Idaho                              9             1,043,179                  0.35          6.629            356                 81.17
Illinois                          25             4,689,041                  1.56          6.916            356                 82.18
Indiana                            3               408,068                  0.14          6.640            356                 90.39
Iowa                               1               150,000                  0.05          6.225            356                 80.00
Kentucky                           3               465,671                  0.15          6.492            355                 82.27
Louisiana                          2               185,600                  0.06          6.496            356                 80.00
Maryland                          20             4,193,685                  1.39          6.478            356                 78.90
Massachusetts                     26             7,510,418                  2.50          6.659            356                 80.77
Michigan                          31             4,854,154                  1.61          6.933            356                 81.44
Minnesota                         38             6,521,538                  2.17          6.843            356                 81.34
Mississippi                        1                87,997                  0.03          6.000            356                 80.00
Missouri                           3               689,280                  0.23          6.574            356                 80.00
Montana                            4               640,718                  0.21          7.150            355                 83.99
Nebraska                           1               156,000                  0.05          7.000            355                 80.00
Nevada                            53            11,437,996                  3.80          6.767            356                 81.01
New Jersey                        20             5,277,851                  1.75          6.915            356                 82.74
New Mexico                         6               749,611                  0.25          7.359            355                 83.03
New York                          22             7,298,656                  2.43          6.752            356                 84.90
North Carolina                     5             1,013,396                  0.34          6.944            356                 86.31
North Dakota                       1               263,833                  0.09          7.150            356                 80.00
Ohio                               8             1,133,693                  0.38          7.432            356                 91.31
Oregon                            31             5,478,857                  1.82          6.312            356                 80.12
Pennsylvania                       3               571,176                  0.19          6.967            356                 80.59
Rhode Island                       2               723,000                  0.24          7.233            355                 83.11
South Carolina                     9             1,180,384                  0.39          6.946            356                 86.22
Tennessee                          4               366,019                  0.12          6.668            356                 79.28
Texas                             15             2,125,018                  0.71          6.888            356                 80.16
Utah                               8             1,220,904                  0.41          6.931            356                 83.02
Vermont                            1               252,000                  0.08          7.350            356                 80.00
Virginia                          30             8,356,140                  2.78          6.664            356                 82.15
Washington                        71            13,732,291                  4.56          6.572            356                 81.49
Wisconsin                          4               484,565                  0.16          6.622            356                 82.79
Wyoming                            1               191,600                  0.06          5.850            356                 80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,258           300,847,239                100.00          6.608            356                 81.24
------------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 44


600k($)>10. Original Principal Balance > 600k ($)

                                                                                                                  Pct
Original                                   % of      Weighted      Weighted      Weighted           Pct          Cash           Pct
Principal                 Current       Current       Average       Average       Average         Owner          -out          Full
Balance > 600k ($)        Balance       Balance        Coupon          Fico          OLTV           Occ          Refi           Doc
$600,001 - $650,000       608,000         16.68         5.750           704         80.00        100.00          0.00        100.00
$700,001 - $750,000     2,171,000         59.55         6.309           637         78.27        100.00         65.45        100.00
$850,001 - $900,000       866,798         23.78         7.650           729         85.00        100.00          0.00        100.00

Total:                  3,645,798        100.00         6.534           670         80.16        100.00         38.98        100.00

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC3
All records



1. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
Range of                                                       % by                   Average
Gross                             Current      Average      Current     Weighted       Stated
Interest           Number of    Principal      Current    Principal      Average    Remaining         FICO
Rates (%)              Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
4.000% - 4.999%            1      282,400      282,400         0.09        4.990          357          610
5.000% - 5.999%          180   46,281,910      257,122        15.38        5.848          356          666
6.000% - 6.999%          769  185,555,756      241,295        61.68        6.521          356          673
7.000% - 7.999%          282   63,831,069      226,351        21.22        7.291          356          665
8.000% - 8.999%           26    4,896,104      188,312         1.63        8.270          356          652
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Range of            Weighted          Wtd                                                 Pct
Gross                Average          Avg          Pct          Pct          Pct         Cash
Interest            Original         Back         Full        Owner       Single         -out
Rates (%)                LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
4.000% - 4.999%        80.00        40.34       100.00       100.00           --           --
5.000% - 5.999%        79.45        42.31        81.86       100.00        70.79        17.24
6.000% - 6.999%        80.51        41.22        26.93        98.62        67.94        24.01
7.000% - 7.999%        83.95        41.43        15.96        98.67        67.15        33.10
8.000% - 8.999%        90.75        38.97         6.21        96.34        72.49        48.60
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------

Minimum: 4.990%
Maximum: 8.950%
Weighted Average: 6.608%


2. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
Range of                                                       % by                   Average
Cut-off                           Current      Average      Current     Weighted       Stated
Date Principal     Number of    Principal      Current    Principal      Average    Remaining         FICO
Balances ($)           Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
$50,001 - $75,000          6      421,465       70,244         0.14        7.710          357          625
$75,001 - $100,00         52    4,799,560       92,299         1.60        6.704          356          664
$100,001 - $200,0        483   72,477,938      150,058        24.09        6.675          356          668
$200,001 - $300,0        380   93,272,184      245,453        31.00        6.601          356          672
$300,001 - $400,0        236   81,728,608      346,308        27.17        6.538          356          671
$400,001 - $500,0         78   34,556,974      443,038        11.49        6.678          356          664
$500,001 - $600,0         18    9,944,712      552,484         3.31        6.452          356          677
$600,001 - $700,0          1      608,000      608,000         0.20        5.750          356          704
$700,001 - $800,0          3    2,171,000      723,667         0.72        6.309          356          637
$800,001 - $900,0          1      866,798      866,798         0.29        7.650          356          729
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Range of            Weighted          Wtd                                                 Pct
Cut-off              Average          Avg          Pct          Pct          Pct         Cash
Date Principal      Original         Back         Full        Owner       Single         -out
Balances ($)             LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
$50,001 - $75,0        84.01        41.20        51.04        83.04        68.01        50.67
$75,001 - $100,        79.89        39.41        42.42        98.26        78.49        17.21
$100,001 - $200        80.76        40.53        37.67        98.46        66.14        19.04
$200,001 - $300        80.99        40.99        26.00        99.69        65.51        24.93
$300,001 - $400        81.74        42.32        30.03        99.15        72.02        23.77
$400,001 - $500        81.78        41.86        35.21        96.12        72.85        40.09
$500,001 - $600        82.13        42.11        44.97       100.00        67.38        32.74
$600,001 - $700        80.00        46.07       100.00       100.00           --           --
$700,001 - $800        78.27        41.66       100.00       100.00        65.45        65.45
$800,001 - $900        85.00        49.54       100.00       100.00           --           --
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------

Minimum: $60,30
Maximum: $866,798
Average: $239,147


3. Fico Distribution

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                               % by                   Average
                                  Current      Average      Current     Weighted       Stated
Fico               Number of    Principal      Current    Principal      Average    Remaining         FICO
Distribution           Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
576 - 600                 14    3,833,627      273,831         1.27        6.697          357          590
601 - 650                424   99,887,457      235,584        33.20        6.597          356          634
651 >=                   820  197,126,155      240,398        65.52        6.612          356          689
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                    Weighted          Wtd                                                 Pct
                     Average          Avg          Pct          Pct          Pct         Cash
Fico                Original         Back         Full        Owner       Single         -out
Distribution             LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
576 - 600              80.41        41.89        85.41       100.00       100.00        35.42
601 - 650              81.39        41.05        48.39        99.32        70.71        39.78
651 >=                 81.19        41.56        23.86        98.52        66.34        17.73
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------

Minimum: 583
Maximum: 805
Weighted Average: 669.6


4. Range of Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                               % by                   Average
Range of                          Current      Average      Current     Weighted       Stated
Original           Number of    Principal      Current    Principal      Average    Remaining         FICO
LTV Ratios (%)         Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
<= 80.00%              1,033  240,223,932      232,550        79.85        6.479          356          671
80.01% - 85.00%           38   12,983,175      341,663         4.32        6.907          356          666
85.01% - 90.00%          137   35,901,168      262,052        11.93        7.116          356          662
90.01% - 95.00%           50   11,738,964      234,779         3.90        7.360          356          666
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                    Weighted          Wtd                                                 Pct
Range of             Average          Avg          Pct          Pct          Pct         Cash
Original            Original         Back         Full        Owner       Single         -out
LTV Ratios (%)           LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
<= 80.00%              79.16        41.65        35.49        99.40        68.24        16.28
80.01% - 85.00%        84.59        41.94        19.26       100.00        64.23        63.34
85.01% - 90.00%        89.69        39.46        18.19        93.97        74.07        60.39
90.01% - 95.00%        94.40        41.45        37.05       100.00        54.35        59.87
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------

Minimum: 32.94%
Maximum: 95.00%
Weighted Average: 81.24%


5. Occupancy

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                               % by                   Average
                                  Current      Average      Current     Weighted       Stated
                   Number of    Principal      Current    Principal      Average    Remaining         FICO
Occupancy              Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
Primary                1,243  297,250,893      239,140        98.80        6.603          356          669
Second Home               14    3,176,346      226,882         1.06        7.028          355          684
Investment                 1      420,000      420,000         0.14        6.990          355          736
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                    Weighted          Wtd                                                 Pct
                     Average          Avg          Pct          Pct          Pct         Cash
                    Original         Back         Full        Owner       Single         -out
Occupancy                LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
Primary                81.23        41.44        32.91       100.00        68.46        25.00
Second Home            81.56        38.89        25.83           --        41.92        41.10
Investment             89.74        29.11           --           --       100.00       100.00
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------

6. Loan Purpose

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                               % by                   Average
                                  Current      Average      Current     Weighted       Stated
Loan               Number of    Principal      Current    Principal      Average    Remaining         FICO
Purpose                Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
Purchase                 917  214,912,705      234,365        71.44        6.560          356          676
Refinance - Casho        290   76,043,800      262,220        25.28        6.765          356          653
Refinance - Rate          51    9,890,735      193,936         3.29        6.439          356          655
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                    Weighted          Wtd                                                 Pct
                     Average          Avg          Pct          Pct          Pct         Cash
Loan                Original         Back         Full        Owner       Single         -out
Purpose                  LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
Purchase               80.92        42.05        32.20        99.13        67.87           --
Refinance - Cas        82.26        39.82        32.20        97.73        69.12       100.00
Refinance - Rat        80.57        39.25        49.94       100.00        68.97           --
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------


7. Documentation Level

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                               % by                   Average
                                  Current      Average      Current     Weighted       Stated
Documentation      Number of    Principal      Current    Principal      Average    Remaining         FICO
Level                  Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
Stated Documentat        803  192,747,324      240,034        64.07        6.785          356          676
Full Documentatio        420   98,639,718      234,856        32.79        6.284          356          659
Limited Documenta         35    9,460,197      270,291         3.14        6.375          356          653
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                    Weighted          Wtd                                                 Pct
                     Average          Avg          Pct          Pct          Pct         Cash
Documentation       Original         Back         Full        Owner       Single         -out
Level                    LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
Stated Document        81.60        41.07           --        98.56        68.15        25.72
Full Documentat        80.76        42.67       100.00        99.17        68.47        24.83
Limited Documen        79.04        34.78           --       100.00        67.11        20.97
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------


8. Back Ratio

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                               % by                   Average
                                  Current      Average      Current     Weighted       Stated
Back               Number of    Principal      Current    Principal      Average    Remaining         FICO
Ratio                  Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
5.01 - 10.00               2      389,000      194,500         0.13        5.794          357          649
10.01 - 15.00              1      459,899      459,899         0.15        6.500          356          782
15.01 - 20.00              9    1,441,993      160,221         0.48        6.871          356          655
20.01 - 25.00             41    8,282,737      202,018         2.75        6.547          356          668
25.01 - 30.00             64   13,246,553      206,977         4.40        6.615          355          669
30.01 - 35.00            125   29,270,673      234,165         9.73        6.677          356          673
35.01 - 40.00            214   49,721,656      232,344        16.53        6.675          356          666
40.01 - 45.00            347   86,246,782      248,550        28.67        6.612          356          674
45.01 - 50.00            450  110,316,570      245,148        36.67        6.566          356          668
50.01 - 55.00              5    1,471,376      294,275         0.49        6.130          355          643
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                    Weighted          Wtd                                                 Pct
                     Average          Avg          Pct          Pct          Pct         Cash
Back                Original         Back         Full        Owner       Single         -out
Ratio                    LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
5.01 - 10.00           75.23         8.05           --       100.00        42.42        42.42
10.01 - 15.00          80.00        14.54       100.00       100.00           --           --
15.01 - 20.00          83.79        17.96        18.57        89.62        55.33        28.84
20.01 - 25.00          82.01        22.84        22.17       100.00        64.72        36.62
25.01 - 30.00          79.19        27.88        23.38        94.66        79.52        47.10
30.01 - 35.00          81.28        32.90        25.32        96.57        67.29        31.97
35.01 - 40.00          81.01        37.78        27.75       100.00        68.23        29.35
40.01 - 45.00          81.33        42.69        30.61        99.24        68.17        23.63
45.01 - 50.00          81.48        47.67        40.06        99.03        67.95        18.99
50.01 - 55.00          79.06        52.62        80.16       100.00        68.94        61.68
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------

Minimum: 7.33
Maximum: 54.18
Weighted Average: 41.39


9. Property Types

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                               % by                   Average
                                  Current      Average      Current     Weighted       Stated
Property           Number of    Principal      Current    Principal      Average    Remaining         FICO
Types                  Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
Single Family Res        854  205,247,092      240,336        68.22        6.605          356          668
Planned Unit Deve        213   48,350,416      226,997        16.07        6.612          356          667
Condo                    142   32,353,503      227,842        10.75        6.625          356          678
2-4 Family                49   14,896,227      304,005         4.95        6.603          356          679
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                    Weighted          Wtd                                                 Pct
                     Average          Avg          Pct          Pct          Pct         Cash
Property            Original         Back         Full        Owner       Single         -out
Types                    LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
Single Family R        81.26        41.41        32.90        99.15       100.00        25.61
Planned Unit De        81.16        42.42        36.48        98.69           --        21.56
Condo                  81.31        39.67        30.78        97.78           --        21.78
2-4 Family             81.20        41.55        23.56        96.71           --        40.34
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------


10. Simultaneous Seconds

--------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                               % by                   Average
                                  Current      Average      Current     Weighted       Stated
Simultaneous       Number of    Principal      Current    Principal      Average    Remaining         FICO
Seconds                Loans      Balance      Balance      Balance       Coupon         Term        Score
--------------------------------------------------------------------------------------------------------------
Simultaneous Seco        903  205,934,059      228,055        68.45        6.478          356          675
No Sim Seconds           355   94,913,180      267,361        31.55        6.890          356          659
--------------------------------------------------------------------------------------------------------------
Total:                 1,258  300,847,239      239,147       100.00        6.608          356          670
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                    Weighted          Wtd                                                 Pct
                     Average          Avg          Pct          Pct          Pct         Cash
Simultaneous        Original         Back         Full        Owner       Single         -out
Seconds                  LTV        Ratio          Doc          Occ       Family         Refi
--------------------------------------------------------------------------------------------------------------
Simultaneous Se        80.04        42.12        35.96       100.00        67.93         5.02
No Sim Seconds         83.86        39.82        25.90        96.21        68.86        69.23
--------------------------------------------------------------------------------------------------------------
Total:                 81.24        41.39        32.79        98.80        68.22        25.28
--------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

FICO DISTRIBUTION
-----------------

                                                                     Adjusted
FICO            Total Balance                              LTV      Balance[1]                          WA Loan             WAC
                       Amount             %[2]                          Amount             %[2]         Balance
FICO NA                    --            0.00%          > 65.0              --            0.00%              --              --
0 - 500                    --            0.00%          > 65.0              --            0.00%              --              --
500.01 - 550               --            0.00%          > 70.0              --            0.00%              --              --
550.01 - 575               --            0.00%          > 70.0              --            0.00%              --              --
575.01 - 600     3,833,627.00            1.27%          > 70.0    3,833,627.00            1.27%      273,830.50           6.697
600.01 - 620    15,194,760.32            5.05%          > 70.0   14,983,760.32            4.98%      241,186.67           6.629
620.01 - 650    84,692,696.91           28.15%          > 80.0   19,261,694.46            6.40%      234,605.81           6.591
650.01 - 680    98,450,556.82           32.72%          > 80.0   18,163,139.39            6.04%      238,379.07           6.657
680.01 - 700    43,986,842.09           14.62%          > 85.0    6,038,514.04            2.01%      235,223.75           6.593
700.01 - 750    41,253,917.11           13.71%          > 85.0    5,705,086.44            1.90%      245,559.03           6.579
750.01 - 800    13,114,918.80            4.36%          > 85.0    1,266,258.34            0.42%      257,155.27           6.444
800 +              319,919.89            0.11%          > 85.0            0.00            0.00%      319,919.89           6.225
TOTAL          300,847,238.94          100.00%                   69,252,079.99           23.02%      239,147.25           6.608
FICO: Average             670                             Min:             583            Max:              805

                % Covered by          WA FICO          WA LTV          WA DTI
                Mortgage Ins.
FICO NA                    --              --              --              --
0 - 500                    --              --              --              --
500.01 - 550               --              --              --              --
550.01 - 575               --              --              --              --
575.01 - 600              n/a             590           80.41           41.89
600.01 - 620              n/a             615           82.77           42.45
620.01 - 650              n/a             637           81.14           40.80
650.01 - 680              n/a             665           81.23           41.79
680.01 - 700              n/a             690           80.97           40.67
700.01 - 750              n/a             721           81.29           42.55
750.01 - 800              n/a             769           81.37           39.93
800 +                     n/a             805           80.00           31.76
TOTAL                     n/a             670           81.24           41.39
FICO: Average

                   % SFD/ PUD     % Owner Occ.     % Full Doc  % Cashout Refi

FICO NA                    --              --              --              --
0 - 500                    --              --              --              --
500.01 - 550               --              --              --              --
550.01 - 575               --              --              --              --
575.01 - 600           100.00          100.00           85.41           35.42
600.01 - 620            87.25          100.00           62.07           41.53
620.01 - 650            86.66           99.20           45.94           39.47
650.01 - 680            85.81           99.21           24.29           21.70
680.01 - 700            79.54           97.98           16.96           20.17
700.01 - 750            80.57           96.96           25.60            8.74
750.01 - 800            76.94          100.00           38.80            8.47
800 +                  100.00          100.00            0.00            0.00
TOTAL                   84.29           98.80           32.79           25.28
FICO: Average


DEBT-TO INCOME (DTI) DISTRIBUTION
---------------------------------

                                                                        Adjusted
DTI               Total Balance                             FICO         Balance[1]                       WA Loan             WAC
                         Amount             %[2]                          Amount            %[2]          Balance
<= 20              2,290,891.53            0.76%           < 550              --            0.00%      190,907.63           6.614
20.001 - 25.00     8,282,736.55            2.75%           < 550              --            0.00%      202,017.96           6.547
25.001 - 30.00    13,246,553.47            4.40%           < 575              --            0.00%      206,977.40           6.615
30.001 - 35.00    29,270,673.10            9.73%           < 575              --            0.00%      234,165.38           6.677
35.001 - 40.00    49,721,656.06           16.53%           < 600    1,727,464.00            0.57%      232,344.19           6.675
40.001 - 45.00    86,246,782.38           28.67%           < 625    6,085,359.37            2.02%      248,549.81           6.612
45.001 - 50.00   110,316,569.59           36.67%           < 650   36,329,948.03           12.08%      245,147.93           6.566
50.001 - 55.00     1,471,376.26            0.49%           < 675    1,471,376.26            0.49%      294,275.25           6.130
TOTAL            300,847,238.94          100.00%                   45,614,147.66           15.16%      239,147.25           6.608
DTI: Average              41.39                             Min:            7.33            Max:            54.18


DTI                % Covered by         WA FICO          WA LTV          WA DTI      % SFD/ PUD    % Owner Occ.
                  Mortgage Ins.
<= 20                       n/a             680           81.58           15.59           53.72           93.47
20.001 - 25.00              n/a             668           82.01           22.84           77.26          100.00
25.001 - 30.00              n/a             669           79.19           27.88           89.84           94.66
30.001 - 35.00              n/a             673           81.28           32.90           78.92           96.57
35.001 - 40.00              n/a             666           81.01           37.78           81.65          100.00
40.001 - 45.00              n/a             674           81.33           42.69           85.34           99.24
45.001 - 50.00              n/a             668           81.48           47.67           86.80           99.03
50.001 - 55.00              n/a             643           79.06           52.62           68.94          100.00
TOTAL                       n/a             670           81.24           41.39           84.29           98.80
DTI: Average


DTI                  % Full Doc  % Cashout Refi

<= 20                     31.77           25.36
20.001 - 25.00            22.17           36.62
25.001 - 30.00            23.38           47.10
30.001 - 35.00            25.32           31.97
35.001 - 40.00            27.75           29.35
40.001 - 45.00            30.61           23.63
45.001 - 50.00            40.06           18.99
50.001 - 55.00            80.16           61.68
TOTAL                     32.79           25.28
DTI: Average


LOAN-TO- VALUE (LTV) DISTIBUTION
--------------------------------

LTV               Total Balance                              DTI  Adjusted Balance           1]           WA Loan             WAC
                         Amount            %[2]                           Amount            %[2]          Balance
< 60.00            2,221,367.84            0.74%            > 50            0.00            0.00%      201,942.53           6.425
60.01 - 70.00      5,192,281.43            1.73%            > 50            0.00            0.00%      247,251.50           6.485
70.01 - 80.00    232,810,282.47           77.38%            > 50    1,126,376.26            0.37%      232,577.70           6.479
80.01 - 85.00     12,983,175.43            4.32%            > 50      345,000.00            0.11%      341,662.51           6.907
85.01 - 90.00     35,901,167.94           11.93%            > 50            0.00            0.00%      262,052.32           7.116
90.01 - 95.00     11,738,963.83            3.90%            > 50            0.00            0.00%      234,779.28           7.360
TOTAL            300,847,238.94          100.00%                    1,471,376.26            0.49%      239,147.25           6.608
LTV: Average              81.24            Min:            32.94            Max:           95.00


LTV                % Covered by         WA FICO          WA LTV          WA DTI      % SFD/ PUD     % Owner Occ
                  Mortgage Ins.
< 60.00                     n/a             659           48.00           34.38           77.49           94.60
60.01 - 70.00               n/a             660           67.24           35.69           90.56           89.19
70.01 - 80.00               n/a             671           79.72           41.85           84.68           99.68
80.01 - 85.00               n/a             666           84.59           41.94           78.40          100.00
85.01 - 90.00               n/a             662           89.69           39.46           86.72           93.97
90.01 - 95.00               n/a             666           94.40           41.45           74.22          100.00
TOTAL                       n/a             670           81.24           41.39           84.29           98.80
LTV: Average


LTV                  % Full Doc  % Cashout Refi

< 60.00                   21.90          100.00
60.01 - 70.00             37.17           76.37
70.01 - 80.00             35.58           14.14
80.01 - 85.00             19.26           63.34
85.01 - 90.00             18.19           60.39
90.01 - 95.00             37.05           59.87
TOTAL                     32.79           25.28
LTV: Average

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

STATE             Total Balance                          WA Loan             WAC    % Covered by         WA FICO          WA LTV
                         Amount            %[2]          Balance                   Mortgage Ins.
California       174,076,319.57           57.86%      288,205.83           6.519             n/a             671           80.77
Washington        13,732,290.97            4.56%      193,412.55           6.572             n/a             664           81.49
Colorado          11,437,995.99            3.80%      215,811.25           6.767             n/a             666           81.01
New York           9,037,156.26            3.00%      170,512.38           6.564             n/a             660           80.82
Massachusetts      8,356,139.77            2.78%      278,537.99           6.664             n/a             670           82.15
Nevada             8,323,237.27            2.77%      169,861.99           6.734             n/a             661           82.53
Arizona            8,027,565.03            2.67%      182,444.66           6.803             n/a             677           82.25
Hawaii             7,510,418.20            2.50%      288,862.24           6.659             n/a             672           80.77
Illinois           7,298,656.14            2.43%      331,757.10           6.752             n/a             691           84.90
Michigan           6,521,537.87            2.17%      171,619.42           6.843             n/a             664           81.34
Oregon             5,478,856.60            1.82%      176,737.31           6.312             n/a             665           80.12
Georgia            5,277,850.90            1.75%      263,892.55           6.915             n/a             663           82.74
Total:           300,847,238.94           88.11%      239,147.25           6.608             n/a             670           81.24


STATE                    WA DTI      % SFD/ PUD     % Owner Occ      % Full Doc  % Cashout Refi
California                41.35           83.47           99.11           31.24           25.15
Washington                41.69           87.21          100.00           43.78           23.15
Colorado                  41.15          100.00           96.85           40.08           34.60
New York                  42.67           94.93          100.00           31.57           13.44
Massachusetts             44.40           95.64          100.00           32.96           19.11
Nevada                    41.92           98.82           96.70           44.68           23.41
Arizona                   39.12           83.65           96.41           15.59           18.74
Hawaii                    44.91           42.88           94.25           38.42           24.93
Illinois                  40.25           57.17           92.63           15.34           57.48
Michigan                  40.94           87.14          100.00           22.77           17.66
Oregon                    41.33           91.82          100.00           53.72           15.21
Georgia                   40.60           74.91          100.00           34.20           41.28
Total:                    41.39           84.29           98.80           32.79           25.28


PRINCIPAL BALANCE
-----------------

Scheduled
Principal Balance   Total Balance                          WA Loan             WAC    % Covered by         WA FICO          WA LTV
                           Amount            %[2]          Balance                   Mortgage Ins.
0 - $50K                       --            0.00%              --              --             n/a              --              --
$51 - $200K         77,698,962.77           25.83%      143,621.00           6.682             n/a             667           80.72
$200.1 - $250K      49,419,021.46           16.43%      224,631.92           6.624             n/a             670           80.50
$250.1 - $300K      43,853,162.51           14.58%      274,082.27           6.575             n/a             673           81.55
$300.1 - $400K      81,728,607.65           27.17%      346,307.66           6.538             n/a             671           81.74
$400.1 - $500K      34,556,974.45           11.49%      443,038.13           6.678             n/a             664           81.78
$500.1 - $600K       9,944,712.04            3.31%      552,484.00           6.452             n/a             677           82.13
$600.1 - $700K         608,000.00            0.20%      608,000.00           5.750             n/a             704           80.00
$700.1 - $800K       2,170,999.98            0.72%      723,666.66           6.309             n/a             637           78.27
$800.1 - $900K         866,798.08            0.29%      866,798.08           7.650                             729           85.00
TOTAL              300,847,238.94          100.00%      239,147.25           6.608             n/a             670           81.24
Principal Balance: Average                239,147             Min:          60,300            Max:         866,798


Principal Balance          WA DTI      % SFD/ PUD     % Owner Occ      % Full Doc  % Cashout Refi

0 - $50K                       --              --              --              --              --
$51 - $200K                 40.46           86.30           98.37           38.04           19.10
$200.1 - $250K              40.59           82.56          100.00           27.17           23.78
$250.1 - $300K              41.45           83.76           99.34           24.68           26.21
$300.1 - $400K              42.32           85.62           99.15           30.03           23.77
$400.1 - $500K              41.86           81.66           96.12           35.21           40.09
$500.1 - $600K              42.11           78.22          100.00           44.97           32.74
$600.1 - $700K              46.07            0.00          100.00          100.00            0.00
$700.1 - $800K              41.66          100.00          100.00          100.00           65.45
$800.1 - $900K              49.54          100.00          100.00          100.00            0.00
TOTAL                       41.39           84.29           98.80           32.79           25.28
Principal Balance


DOCUMENTATION TYPE
------------------

Doc Type                Total Balance                          WA Loan             WAC    % Covered by         WA FICO
                               Amount            %[2]          Balance                   Mortgage Ins.
Stated Documentation   192,747,323.67           64.07%      240,034.03           6.785             n/a             676
Full Documentation      98,639,718.49           32.79%      234,856.47           6.284             n/a             659
Limited Documentation    9,460,196.78            3.14%      270,291.34           6.375             n/a             653
TOTAL                  300,847,238.94          100.00%      239,147.25           6.608             n/a             670


Doc Type                       WA LTV          WA DTI      % SFD/ PUD     % Owner Occ  % Cashout Refi
Stated Documentation            81.60           41.07           83.40           98.56           25.72
Full Documentation              80.76           42.67           86.35           99.17           24.83
Limited Documentation           79.04           34.78           81.12          100.00           20.97
TOTAL                           81.24           41.39           84.29           98.80           25.28


PROPERTY TYPE
-------------

Property Type           Total Balance                          WA Loan             WAC    % Covered by         WA FICO
                               Amount            %[2]          Balance                   Mortgage Ins.
Single
Family Residence       205,247,091.85           68.22%      240,336.17           6.605             n/a             668
PUD                     48,350,416.40           16.07%      226,997.26           6.612             n/a             667
Condo                   32,353,503.37           10.75%      227,841.57           6.625             n/a             678
2-4 Family              14,896,227.32            4.95%      304,004.64           6.603             n/a             679
TOTAL                  300,847,238.94          100.00%      239,147.25           6.608             n/a             670


Property Type                  WA LTV          WA DTI     % Owner Occ      % Full Doc  % Cashout Refi
Single
Family Residence                81.26           41.41           99.15           32.90           25.61
PUD                             81.16           42.42           98.69           36.48           21.56
Condo                           81.31           39.67           97.78           30.78           21.78
2-4 Family                      81.20           41.55           96.71           23.56           40.34
TOTAL                           81.24           41.39           98.80           32.79           25.28


PMI - PRIMARY MORTGAGE INSURANCE
--------------------------------

Mortgage Insurance     Total Balance                WA Loan             WAC    % Covered by         WA FICO          WA LTV
                              Amount       %[2]     Balance                    Mortgage Ins.
Loans >80 LTV w/MI               n/a    #VALUE!         n/a             n/a             n/a             n/a             n/a
Loans >80 LTV w/o MI             n/a    #VALUE!         n/a             n/a             n/a             n/a             n/a
Other                            n/a    #VALUE!         n/a             n/a             n/a             n/a             n/a
TOTAL                            n/a    #VALUE!         n/a             n/a             n/a             n/a             n/a


Mortgage Insurance            WA DTI     % Owner Occ  % Cashout Refi      % Full Doc      Is MI down
                                                                                           to 60 LTV
Loans >80 LTV w/MI               n/a             n/a             n/a             n/a             n/a
Loans >80 LTV w/o MI             n/a             n/a             n/a             n/a             n/a
Other                            n/a             n/a             n/a             n/a             n/a
TOTAL                            n/a             n/a             n/a             n/a             n/a


LOAN BALANCE
------------

Loan Purpose            Total Balance                          WA Loan             WAC    % Covered by        WA. FICO
                               Amount            %[2]          Balance                   Mortgage Ins.
Purchase               214,912,704.52           71.44%      234,365.00           6.560             n/a             676
Refinance - Cashout     76,043,799.71           25.28%      262,220.00           6.765             n/a             653
Refinance - Rate Term    9,890,734.71            3.29%      193,935.97           6.439             n/a             655
Total:                 300,847,238.94          100.00%      239,147.25           6.608             n/a             670


Loan Purpose                  WA. LTV          WA DTI      % SFD/ PUD     % Owner Occ

Purchase                        80.92           42.05           84.42           99.13
Refinance - Cashout             82.26           39.82           82.83           97.73
Refinance - Rate Term           80.57           39.25           92.78          100.00
Total:                          81.24           41.39           84.29           98.80


COLLATERAL TYPE - FIXED/FLOATING
--------------------------------

                         Total Balance                            WA Loan              WAC     % Covered by          WA FICO
                                Amount             %[2]           Balance                     Mortgage Ins.
ARM - 1 Month LIBOR/
10 Year Interest-Only               --             0.00%               --               --              n/a               --
ARM - 2 Year/6 Month/
2 Year Interest-Only    272,874,261.37            90.70%       240,842.24            6.609              n/a              670
ARM - 3 Year/6 Month/
3 Year Interest-Only     27,972,977.57             9.30%       223,783.82            6.595              n/a              666
Total:                  300,847,238.94           100.00%       239,147.25            6.608              n/a              670


                                WA LTV           WA DTI       % SFD/ PUD      % Owner Occ   % Cashout Refi

ARM - 1 Month LIBOR/
10 Year Interest-Only               --               --               --               --               --
ARM - 2 Year/6 Month/
2 Year Interest-Only             81.30            41.68            84.64            98.94            23.31
ARM - 3 Year/6 Month/
3 Year Interest-Only             80.72            38.56            80.90            97.46            44.44
Total:                           81.24            41.39            84.29            98.80            25.28


                                 Index           Margin

ARM - 1 Month LIBOR/
10 Year Interest-Only               --               --
ARM - 2 Year/6 Month/
2 Year Interest-Only               LM6            5.461
ARM - 3 Year/6 Month/
3 Year Interest-Only               LM6            5.456
Total:                             LM6            5.461


LIEN STATUS
-----------

Lien Status             Total Balance                          WA Loan             WAC    % Covered by         WA FICO
                               Amount            %[2]          Balance                   Mortgage Ins.
1st Lien               300,847,238.94          100.00%      239,147.25           6.608             n/a             670
TOTAL                  300,847,238.94          100.00%      239,147.25           6.608             n/a             670


Lien Status                    WA LTV          WA DTI      % SFD/ PUD     % Owner Occ  % Cashout Refi

1st Lien                        81.24           41.39           84.29           98.80           25.28
TOTAL                           81.24           41.39           84.29           98.80           25.28


OCCUPANCY TYPE
--------------

Occupancy Type          Total Balance                          WA Loan             WAC    % Covered by        WA. FICO
                               Amount            %[2]          Balance                   Mortgage Ins.
Primary Residence      297,250,892.82           98.80%      239,139.90           6.603             n/a             669
Investment                 420,000.00            0.14%      420,000.00           6.990             n/a             736
Second Home              3,176,346.12            1.06%      226,881.87           7.028             n/a             684
TOTAL                  300,847,238.94          100.00%      239,147.25           6.608             n/a             670


Occupancy Type                 WA LTV          WA DTI      % SFD/ PUD     % Owner Occ  % Cashout Refi

Primary Residence               81.23           41.44           84.51          100.00           25.00
Investment                      89.74           29.11          100.00            0.00          100.00
Second Home                     81.56           38.89           61.91            0.00           41.10
TOTAL                           81.24           41.39           84.29           98.80           25.28


PREPAYMENT PENALTY
------------------

Prepayment Charges Term
at Origination          Total Balance                          WA Loan             WAC    % Covered by              WA
                               Amount            %[2]          Balance                   Mortgage Ins.            FICO
0 Months                51,739,483.87           17.20%      248,747.52           6.953             n/a             677
12 Months               11,395,972.54            3.79%      265,022.62           6.826             n/a             671
24 Months              216,074,290.70           71.82%      237,705.49           6.520             n/a             668
36 Months               21,637,491.83            7.19%      220,790.73           6.549             n/a             664
TOTAL                  300,847,238.94          100.00%      239,147.25           6.608             n/a             670

Prepayment Charges Term
at Origination                 WA LTV          WA DTI           % SFD         % Owner       % Cashout
                                                                / PUD             Occ            Refi
0 Months                        82.34           40.88           81.06           98.82           26.15
12 Months                       81.50           39.17           74.07           96.31           33.62
24 Months                       81.01           41.88           85.63           99.11           23.01
36 Months                       80.83           38.90           84.09           97.04           41.46
TOTAL                           81.24           41.39           84.29           98.80           25.28


COLLATERAL DESCRIPTION BY LOAN GROUP
------------------------------------

Loan Group         Loan Type        Index         % of        Gross          Net          WAM    Seasoning
                                                  Pool          WAC          WAC        (mos)
Group 1             MORTGAGE    LIBOR_6MO        31.39        6.589        6.069          356            4
Group 2             MORTGAGE    LIBOR_6MO        68.61        6.617        6.097          356            4
TOTAL               MORTGAGE    LIBOR_6MO       100.00        6.608        6.088          356            4


Loan Group             Gross          Net         Rate          Max  Mos to Roll
                      Margin       Margin         Caps         Rate
Group 1                5.450        4.930        1.500       13.589           21
Group 2                5.465        4.945        1.500       13.617           21
TOTAL                  5.461        4.941        1.500       13.608           21


SECTION 32 LOANS


                        Total Balance                          WA Loan             WAC    % Covered by         WA FICO
                               Amount            %[2]          Balance                   Mortgage Ins.
Section 32 Loans                  n/a            0.00%             n/a             n/a             n/a             n/a
Total                             n/a            0.00%             n/a             n/a             n/a             n/a


                               WA LTV          WA DTI      % SFD/ PUD     % Owner Occ  % Cashout Refi
Section 32 Loans                  n/a             n/a             n/a             n/a             n/a
Total                             n/a             n/a             n/a             n/a             n/a


                                    TOP 5 ZIP
                                    ---------

ZIP                                                     %[2]
                                                        ----
92563                                2,234,588.00       0.74
93906                                1,862,332.88       0.62
94565                                1,842,035.55       0.61
91335                                1,766,518.44       0.59
95122                                1,766,000.00       0.59
Other                              291,375,764.07       96.85
Total:                             300,847,238.94       100.00



                                TOP 5 ORIGINATORS
                               ------------------

Originator                                              %[2]
                                                        -----



                                    SERVICERS


Servicer                                                %[2]
---------                                               ----






STRESS ANALYSIS
---------------

Rating Agency Base Case Loss Expectations

       Standard & Poors: Analyst Name :                                   Moody's: Analyst Name :
       --------------------------------                                   -----------------------
                 Foreclosure Frequency     Loss Severity     Cum Losses     Foreclosure Frequency     Loss Severity     Cum Losses
AA
A
A-
BBB+
BBB
BBB-
B

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                                                                                                                                Loss
   Breakeven CDR                        Cumulative Losses                              Mortgage Insurance (MI) Coverage   Severity %
          25 CPR     40 CPR     60 CPR             25 CPR     40 CPR     60 CPR                                   None          0.50
AA                                                                                    >70% Loans w/ >80 LTV down to 80%         0.45
A                                                                                 50 - 70% Loans w/ >80 LTV down to 80%         0.40
A-                                                                                50 - 70% Loans w/ >80 LTV down to 60%         0.35
BBB+                                                                                          >70% LTV >80% down to 60%         0.30
BBB
BBB-

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC3
All records




All records

-----------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage            Weighted
                                                                             Loan Pool by            Average
                              Number of              Aggregate                Aggregate               Gross
Current                       Mortgage             Cut-off Date              Cut-off Date            Interest
Coupon                          Loans            Principal Balance        Principal Balance            Rate
-----------------------------------------------------------------------------------------------------------------------------
4.750% - 4.999%                             1                $282,400                      0.09%            4.99%
5.250% - 5.499%                             3                $889,350                      0.30%            5.37%
5.500% - 5.749%                             7              $2,107,635                      0.70%            5.59%
5.750% - 5.999%                           170             $43,284,925                     14.39%            5.87%
6.000% - 6.249%                           106             $25,068,652                      8.33%            6.10%
6.250% - 6.499%                           229             $55,893,878                     18.58%            6.34%
6.500% - 6.749%                           217             $51,887,054                     17.25%            6.59%
6.750% - 6.999%                           217             $52,706,172                     17.52%            6.85%
7.000% - 7.249%                           122             $27,780,726                      9.23%            7.08%
7.250% - 7.499%                            95             $22,159,220                      7.37%            7.32%
7.500% - 7.749%                            43              $9,786,284                      3.25%            7.58%
7.750% - 7.999%                            22              $4,104,839                      1.36%            7.84%
8.000% - 8.249%                            14              $2,674,078                      0.89%            8.06%
8.250% - 8.499%                             5                $767,300                      0.26%            8.35%
8.500% - 8.749%                             6              $1,350,327                      0.45%            8.59%
8.750% - 8.999%                             1                $104,400                      0.03%            8.95%
-----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,258            $300,847,239                    100.00%            6.61%
-----------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

------------------------------------------------------------------------------------------------------------------------------------
                      % of the pool     avg .oan size    avg FICO    avg LTV        Combined LTV          <600     % of CA
------------------------------------------------------------------------------------------------------------------------------------
all collateral               100.00        239,147.25         670      81.24               94.77          1.25       57.86
FICO <650                     33.45        238,484.00         632      81.41               92.64          3.74       57.21
FICO <600                      1.25        289,211.69         590      80.52               91.21        100.00       55.66
loans with silent 2nd         68.45        228,055.44         675      80.04               99.80          1.01       58.64
DTI >45                       37.16        245,687.79         667      81.45               96.35          0.83       55.11
------------------------------------------------------------------------------------------------------------------------------------
Total Pool Size         300,847,239
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      % of primary resi     % of SF and Pud   % of stated doc      WAC    Fixed %          IO %     DTI   DTI>50
------------------------------------------------------------------------------------------------------------------------------------
all collateral                    98.80            84.29                64.07     6.61        -         100.00    41.39     0.49
FICO <650                         99.32            87.35                44.15     6.60        -         100.00    41.12     1.08
FICO <600                        100.00           100.00                14.88     6.68        -         100.00    41.80        -
loans with silent 2nd            100.00            85.17                60.72     6.48        -         100.00    42.12     0.27
DTI >45                           99.04            86.56                57.60     6.56        -         100.00    47.73     1.32
------------------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC3
All records




All records
--------------------------------------------------------------------------------------------------------------------------

                                               % by                                Weighted      Weighted        Master
                              Current       Current      Weighted     Weighted      Average       Average         & Sub
FICO          Number of     Principal     Principal       Average      Average      Maximum       Minumum     Servicing
Score 1           Loans       Balance       Balance        Coupon       Margin         Rate          Rate           Fee
--------------------------------------------------------------------------------------------------------------------------
581 - 590             6    $1,534,120          0.51         6.629        5.435       13.629         6.629          0.50
591 - 600             8    $2,299,507          0.76         6.742        5.503       13.742         6.742          0.50
601 - 610            13    $3,188,229          1.06         6.705        5.479       13.705         6.705          0.50
611 - 620            50   $12,006,531          3.99         6.609        5.447       13.609         6.609          0.50
621 - 630            96   $22,094,423          7.34         6.605        5.416       13.605         6.605          0.50
631 - 640           121   $27,578,038          9.17         6.516        5.404       13.516         6.516          0.50
641 - 650           144   $35,020,236         11.64         6.641        5.469       13.641         6.641          0.50
651 - 660           167   $38,689,095         12.86         6.669        5.476       13.671         6.671          0.50
661 - 670           120   $29,397,351          9.77         6.592        5.458       13.592         6.592          0.50
671 - 680           126   $30,364,111         10.09         6.705        5.454       13.705         6.705          0.50
681 - 690           101   $23,983,359          7.97         6.628        5.489       13.628         6.628          0.50
691 - 700            86   $20,003,483          6.65         6.551        5.503       13.551         6.551          0.50
701 - 710            54   $13,367,804          4.44         6.602        5.558       13.602         6.602          0.50
711 - 720            33    $6,894,263          2.29         6.474        5.486       13.474         6.474          0.50
721 - 730            30    $8,250,759          2.74         6.755        5.453       13.755         6.755          0.50
731 - 740            29    $7,600,802          2.53         6.499        5.295       13.499         6.499          0.50
741 - 750            22    $5,140,290          1.71         6.499        5.444       13.499         6.499          0.50
751 - 760            15    $4,046,054          1.34         6.713        5.531       13.713         6.713          0.50
761 - 770            13    $3,299,520          1.10         6.310        5.487       13.310         6.310          0.50
771 - 780            11    $2,693,425          0.90         6.226        5.493       13.226         6.226          0.50
781 - 790             8    $2,122,570          0.71         6.484        5.439       13.484         6.484          0.50
791 - 800             4      $953,350          0.32         6.291        5.342       13.291         6.291          0.50
801 - 810             1      $319,920          0.11         6.225        5.550       13.225         6.225          0.50
--------------------------------------------------------------------------------------------------------------------------
Total:            1,258  $300,847,239        100.00         6.608        5.461       13.608         6.608          0.50
--------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
               Weighted                                                             Weighted
                Average                    Weighted      Weighted      Weighted      Average     Weighted
                 Stated     Remaining       Average       Average       Average       Months      Average                    Average
FICO          Remaining  Amortization      Original       Initial        Percap           to     Original         FICO       Current
Score 1            Term          Term          Term           Cap           Cap         Roll          LTV        Score       Balance
------------------------------------------------------------------------------------------------------------------------------------
581 - 590           357           336           360         1.500         1.500           21        80.53          585    255,686.67
591 - 600           357           336           360         1.500         1.500           21        80.33          594    287,438.38
601 - 610           357           333           360         1.500         1.500           24        84.26          609    245,248.38
611 - 620           356           335           360         1.500         1.500           21        82.37          617    240,130.63
621 - 630           356           334           360         1.500         1.500           21        81.83          625    230,150.24
631 - 640           356           335           360         1.500         1.500           21        80.59          636    227,917.67
641 - 650           356           335           360         1.500         1.500           21        81.13          645    243,196.08
651 - 660           356           335           360         1.500         1.500           21        80.81          655    231,671.23
661 - 670           356           335           360         1.500         1.500           21        81.43          666    244,977.92
671 - 680           356           335           360         1.500         1.500           21        81.57          676    240,985.00
681 - 690           356           335           360         1.500         1.500           21        81.48          685    237,459.00
691 - 700           356           335           360         1.500         1.500           21        80.35          695    232,598.65
701 - 710           356           336           360         1.500         1.500           20        81.94          705    247,551.92
711 - 720           356           335           360         1.500         1.500           20        80.62          716    208,917.06
721 - 730           356           335           360         1.500         1.500           21        81.01          726    275,025.30
731 - 740           356           336           360         1.500         1.500           20        80.61          735    262,096.61
741 - 750           356           335           360         1.500         1.500           21        81.91          744    233,649.53
751 - 760           356           334           360         1.500         1.500           22        82.07          756    269,736.93
761 - 770           356           335           360         1.500         1.500           21        80.71          764    253,809.20
771 - 780           356           335           360         1.500         1.500           21        80.00          774    244,856.86
781 - 790           355           333           360         1.500         1.500           22        82.78          783    265,321.23
791 - 800           356           334           360         1.500         1.500           23        81.40          796    238,337.50
801 - 810           355           336           360         1.500         1.500           19        80.00          805    319,919.89
------------------------------------------------------------------------------------------------------------------------------------
Total:              356           335           360         1.500         1.500           21        81.24          670    239,147.25
------------------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or upto- date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAYS
SABR2004-NC3
Preliminary Collateral Characteristics
All records
1,258 records
Balance: $300,847,239


All records

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                    Mortgage
                                                                  Loan Pool by
Back                                               Aggregate       Aggregate       Weighted    Weighted
Debt                                 Number         Cut-off         Cut-off        Average      Average     Weighted
to                                     of            Date             Date          Gross      Remaining     Average
Income                              Mortgage       Principal       Principal       Interest      Term       Original
Ratio                                 Loans         Balance         Balance          Rate      (months)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                           2            $389,000                0.13     5.794         357         75.23
10.00 - 19.99                        10          $1,901,892                0.63     6.781         356         82.87
20.00 - 24.99                        41          $8,282,737                2.75     6.547         356         82.01
25.00 - 29.99                        63         $12,915,501                4.29     6.630         355         79.17
30.00 - 34.99                       126         $29,601,725                9.84     6.670         356         81.26
35.00 - 39.99                       212         $49,342,758               16.40     6.675         356         80.99
40.00 - 44.99                       349         $86,625,681               28.79     6.612         356         81.34
45.00 - 49.99                       448        $109,737,145               36.48     6.569         356         81.49
50.00 - 54.99                         7          $2,050,801                0.68     6.102         355         79.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,258        $300,847,239              100.00     6.608         356         81.24
------------------------------------------------------------------------------------------------------------------------------------

BARCLAYS
New Century Mortgage Company
SABR2004-NC3
All records
1,258 records
Balance: 300,847,239

1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $300,847,239
Fixed: 0.00%
Adjustable: 100.00%
:
1st Lien: 100.00%
2nd Lien: 0.00%
:
Mortgage Rates:
Minimum Coupon: 4.990%
Maximum Coupon: 8.950%
Weighted Average: 6.608%
:
Gross Margin:
Minimum: 3.000%
Maximum: 6.550%
Weighted Average: 5.461%
:
Minimum Rates:
Minimum: 4.990%
Maximum: 8.950%
Weighted Average: 6.608%
:
Maximum Rates:
Minimum: 11.990%
Maximum: 15.950%
Weighted Average: 13.608%
:
Current Principal Balance:
Maximum Balance: $866,798
Minimum Balance: $60,300
Average Current Principal Balance: $239,147
:
Original Combined loan-to-value Ratios:
Minimum: 32.94%
Maximum: 95.00%
Weighted Average: 81.24%
:
Weighted average next adjustment date of adjustable rate: 2006-07-27
:
Weighted average remaining term to stated maturity: 356
:
Geographic Concentration: CA(57.86%),WA(4.56%),NV(3.80%),CO(3.00%),VA(2.78%)
:
% LTV > 80: 20.15%
:
Geographic Concentration: 92563(0.74%)
:
% 30-59 Days Delinquent: 1.20%
:
Latest Maturity Date: 2034-08-01


2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $300,847,239 Cut-off date principal balance of group fixed-rate mortgage loans: $0 Cut-off date principal balance of group adjustable-rate mortgage loans: $300,847,239
Mortgage Rates:
Weighted Average: 6.608%
Maximum Coupon: 8.950%
Minimum Coupon: 4.990%
Adjustable-rate Margin:
Weighted Average: 5.461%
Maximum Margin: 6.550%
Minimum Margin: 3.000%
Weighted Average Months to Roll: 21
Weighted average remaining term to maturity (in months): 356
Weighted average remaining interest-only term of interest-only loans (in months): 21


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Product                                                     Mortgage    Principal      Principal     Interest     Term      Original
Types                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only                1,133   $272,874,261          90.70       6.61         356      81.30
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                  125     27,972,978           9.30       6.60         356      80.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Gross                                                          of          Date           Date        Gross     Remaining   Average
Interest                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                                    1       $282,400           0.09       4.99         357      80.00
5.000% - 5.999%                                                  180     46,281,910          15.38       5.85         356      79.45
6.000% - 6.999%                                                  769    185,555,756          61.68       6.52         356      80.51
7.000% - 7.999%                                                  282     63,831,069          21.22       7.29         356      83.95
8.000% - 8.999%                                                   26      4,896,104           1.63       8.27         356      90.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 8.950%
Weighted Average: 6.608%


5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Cut-off                                                        of          Date           Date        Gross     Remaining   Average
Date Principal                                              Mortgage    Principal      Principal     Interest     Term      Original
Balances ($)                                                 Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                                                  6       $421,465           0.14       7.71         357      84.01
$75,001 - $100,000                                                52      4,799,560           1.60       6.70         356      79.89
$100,001 - $125,000                                              120     13,611,698           4.52       6.72         356      80.32
$125,001 - $150,000                                              121     16,847,245           5.60       6.70         356      81.09
$150,001 - $175,000                                              129     20,886,382           6.94       6.69         356      80.30
$175,001 - $200,000                                              113     21,132,613           7.02       6.61         356      81.24
$200,001 - $225,000                                              120     25,662,948           8.53       6.64         356      79.98
$225,001 - $250,000                                              100     23,756,073           7.90       6.61         356      81.05
$250,001 - $275,000                                               90     23,592,566           7.84       6.58         356      82.24
$275,001 - $300,000                                               70     20,260,596           6.73       6.57         356      80.74
$300,001 - $325,000                                               76     23,824,787           7.92       6.51         356      81.50
$325,001 - $350,000                                               52     17,514,042           5.82       6.65         356      82.10
$350,001 - $375,000                                               56     20,198,287           6.71       6.55         356      82.21
$375,001 - $400,000                                               52     20,191,492           6.71       6.45         356      81.24
$400,001 - $425,000                                               28     11,512,730           3.83       6.60         356      83.04
$425,001 - $450,000                                               21      9,161,850           3.05       6.80         356      82.15
$450,001 - $475,000                                               13      6,031,148           2.00       6.79         356      83.36
$475,001 - $500,000                                               16      7,851,247           2.61       6.57         356      78.31
$500,001 - $750,000                                               22     12,723,712           4.23       6.39         356      81.37
$750,001 - $1,000,000                                              1        866,798           0.29       7.65         356      85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $60,300
Maximum: $866,798
Average: $239,147


6. Original Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
Original                                                       of          Date           Date        Gross     Remaining   Average
Terms                                                       Mortgage    Principal      Principal     Interest     Term      Original
(months)                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
360                                                            1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360


7. Range of Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Remaining                                                      of          Date           Date        Gross     Remaining   Average
Terms                                                       Mortgage    Principal      Principal     Interest     Term      Original
(months)                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                      1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 353
Maximum: 357
Weighted Average: 356


8. Range of Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
Range of                                                       of          Date           Date        Gross     Remaining   Average
Original                                                    Mortgage    Principal      Principal     Interest     Term      Original
LTV Ratios (%)                                               Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
30.01% - 35.00%                                                    2       $260,000           0.09       6.60         355      33.25
35.01% - 40.00%                                                    1        150,000           0.05       5.75         357      38.96
40.01% - 45.00%                                                    1        175,000           0.06       7.25         355      40.23
45.01% - 50.00%                                                    1        170,000           0.06       6.58         356      49.28
50.01% - 55.00%                                                    5      1,320,998           0.44       6.40         356      51.67
55.01% - 60.00%                                                    1        145,370           0.05       5.88         355      58.20
60.01% - 65.00%                                                    7      1,414,505           0.47       6.44         355      62.42
65.01% - 70.00%                                                   14      3,777,776           1.26       6.50         356      69.05
70.01% - 75.00%                                                   29      7,536,824           2.51       6.42         356      74.27
75.01% - 80.00%                                                  972    225,273,458          74.88       6.48         356      79.90
80.01% - 85.00%                                                   38     12,983,175           4.32       6.91         356      84.59
85.01% - 90.00%                                                  137     35,901,168          11.93       7.12         356      89.69
90.01% - 95.00%                                                   50     11,738,964           3.90       7.36         356      94.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 32.94%
Maximum: 95.00%
Weighted Average: 81.24%


9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range                                                        Number      Cut-off        Cut-off      Average     Average    Weighted
of                                                             of          Date           Date        Gross     Remaining   Average
Gross                                                       Mortgage    Principal      Principal     Interest     Term      Original
Margins (%)                                                  Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000% - 3.500%                                                    2     $1,156,000           0.38       6.51         356      80.00
5.001% - 5.500%                                                  564    128,086,891          42.58       6.40         356      80.96
5.501% - 6.000%                                                  690    171,067,348          56.86       6.77         356      81.46
6.001% - 6.500%                                                    1        345,000           0.11       7.00         355      84.15
6.501% - 7.000%                                                    1        192,000           0.06       6.25         356      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.550%
Non-Zero Weighted Average: 5.461%


10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
Range                                                                   Aggregate      Aggregate     Weighted   Weighted
of                                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Minimum                                                        of          Date           Date        Gross     Remaining   Average
Mortgage                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.501% - 5.000%                                                    1       $282,400           0.09       4.99         357      80.00
5.001% - 5.500%                                                    7      1,980,985           0.66       5.44         357      80.68
5.501% - 6.000%                                                  200     51,104,153          16.99       5.88         356      79.32
6.001% - 6.500%                                                  373     90,054,600          29.93       6.33         356      79.42
6.501% - 7.000%                                                  412     99,063,976          32.93       6.78         356      81.88
7.001% - 7.500%                                                  194     44,030,698          14.64       7.27         356      83.39
7.501% - 8.000%                                                   48     10,083,960           3.35       7.75         356      87.38
8.001% - 8.500%                                                   16      2,791,739           0.93       8.15         356      91.33
8.501% - 9.000%                                                    7      1,454,727           0.48       8.62         355      92.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.990%
Maximum: 8.950%
Non-Zero Weighted Average: 6.608%


11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
Range                                                                   Aggregate      Aggregate     Weighted   Weighted
of                                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Maximum                                                        of          Date           Date        Gross     Remaining   Average
Mortgage                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.501% - 12.000%                                                  1       $282,400           0.09       4.99         357      80.00
12.001% - 12.500%                                                  7      1,980,985           0.66       5.44         357      80.68
12.501% - 13.000%                                                200     51,104,153          16.99       5.88         356      79.32
13.001% - 13.500%                                                373     90,054,600          29.93       6.33         356      79.42
13.501% - 14.000%                                                412     99,063,976          32.93       6.78         356      81.88
14.001% - 14.500%                                                194     44,030,698          14.64       7.27         356      83.39
14.501% - 15.000%                                                 48     10,083,960           3.35       7.75         356      87.38
15.001% - 15.500%                                                 16      2,791,739           0.93       8.15         356      91.33
15.501% - 16.000%                                                  7      1,454,727           0.48       8.62         355      92.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.990%
Maximum: 15.950%
Non-Zero Weighted Average: 13.608%


12. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
                                                            Mortgage    Principal      Principal     Interest     Term      Original
Initial Cap (%)                                              Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Periodic                                                    Mortgage    Principal      Principal     Interest     Term      Original
Cap (%)                                                      Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Next                                                         Number      Cut-off        Cut-off      Average     Average    Weighted
Rate                                                           of          Date           Date        Gross     Remaining   Average
Adjustment                                                  Mortgage    Principal      Principal     Interest     Term      Original
Dates                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Apr-06                                                             4     $1,483,146           0.49       6.26         353      80.00
May-06                                                            61     14,401,012           4.79       6.70         354      82.56
Jun-06                                                           371     85,461,847          28.41       6.61         355      81.31
Jul-06                                                           528    129,329,032          42.99       6.61         356      81.33
Aug-06                                                           169     42,199,224          14.03       6.59         357      80.79
May-07                                                             2        483,362           0.16       6.70         354      86.69
Jun-07                                                            42      8,358,319           2.78       6.51         355      78.44
Jul-07                                                            61     14,683,016           4.88       6.68         356      80.98
Aug-07                                                            20      4,448,281           1.48       6.48         357      83.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-07-27


15. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Geographical                                                Mortgage    Principal      Principal     Interest     Term      Original
Distribution                                                 Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                       604   $174,076,320          57.86       6.52         356      80.77
Washington                                                        71     13,732,291           4.56       6.57         356      81.49
Nevada                                                            53     11,437,996           3.80       6.77         356      81.01
Colorado                                                          53      9,037,156           3.00       6.56         356      80.82
Virginia                                                          30      8,356,140           2.78       6.66         356      82.15
Arizona                                                           49      8,323,237           2.77       6.73         356      82.53
Florida                                                           44      8,027,565           2.67       6.80         355      82.25
Massachusetts                                                     26      7,510,418           2.50       6.66         356      80.77
New York                                                          22      7,298,656           2.43       6.75         356      84.90
Minnesota                                                         38      6,521,538           2.17       6.84         356      81.34
Oregon                                                            31      5,478,857           1.82       6.31         356      80.12
Other                                                            237     41,047,065          13.64       6.85         356      82.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44


16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
                                                            Mortgage    Principal      Principal     Interest     Term      Original
Occupancy                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                        1,243   $297,250,893          98.80       6.60         356      81.23
Second Home                                                       14      3,176,346           1.06       7.03         355      81.56
Investment                                                         1        420,000           0.14       6.99         355      89.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------


17. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Property                                                    Mortgage    Principal      Principal     Interest     Term      Original
Types                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                          854   $205,247,092          68.22       6.61         356      81.26
Planned Unit Development                                         213     48,350,416          16.07       6.61         356      81.16
Condo                                                            142     32,353,503          10.75       6.63         356      81.31
2-4 Family                                                        49     14,896,227           4.95       6.60         356      81.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Loan                                                        Mortgage    Principal      Principal     Interest     Term      Original
Purpose                                                      Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                         917   $214,912,705          71.44       6.56         356      80.92
Refinance - Cashout                                              290     76,043,800          25.28       6.77         356      82.26
Refinance - Rate Term                                             51      9,890,735           3.29       6.44         356      80.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Documentation                                               Mortgage    Principal      Principal     Interest     Term      Original
Level                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                             803   $192,747,324          64.07       6.79         356      81.60
Full Documentation                                               420     98,639,718          32.79       6.28         356      80.76
Limited Income Verification                                       35      9,460,197           3.14       6.38         356      79.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Original                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Prepayment                                                     of          Date           Date        Gross     Remaining   Average
Penalty                                                     Mortgage    Principal      Principal     Interest     Term      Original
Term (months)                                                Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                                                208    $51,739,484          17.20       6.95         356      82.34
12                                                                43     11,395,973           3.79       6.83         355      81.50
24                                                               909    216,074,291          71.82       6.52         356      81.01
36                                                                98     21,637,492           7.19       6.55         356      80.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


21. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Lien                                                        Mortgage    Principal      Principal     Interest     Term      Original
Position                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                       1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------


22. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
FICO                                                        Mortgage    Principal      Principal     Interest     Term      Original
Score                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                                         14     $3,833,627           1.27       6.70         357      80.41
601 - 620                                                         63     15,194,760           5.05       6.63         356      82.77
621 - 640                                                        217     49,672,461          16.51       6.56         356      81.14
641 - 660                                                        311     73,709,331          24.50       6.66         356      80.96
661 - 680                                                        246     59,761,461          19.86       6.65         356      81.50
681 - 700                                                        187     43,986,842          14.62       6.59         356      80.97
701 - 720                                                         87     20,262,067           6.74       6.56         356      81.49
721 - 740                                                         59     15,851,561           5.27       6.63         356      80.82
741 - 760                                                         37      9,186,344           3.05       6.59         356      81.98
761 - 780                                                         24      5,992,945           1.99       6.27         356      80.39
781 - 800                                                         12      3,075,920           1.02       6.42         356      82.36
801 >=                                                             1        319,920           0.11       6.23         355      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,258   $300,847,239         100.00       6.61         356      81.24
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 583
Maximum: 805
Non-Zero Weighted Average: 670

BARCLAYS
New Century Mortgage Company
SABR2004-NC3
Group I
1,029 records
Balance: 206,418,513

1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $206,418,513
Fixed: 0.00%
Adjustable: 100.00%

1st Lien: 100.00%
2nd Lien: 0.00%

Mortgage Rates:
Minimum Coupon: 4.990%
Maximum Coupon: 8.950%
Weighted Average: 6.617%

Gross Margin:
Minimum: 5.100%
Maximum: 6.550%
Weighted Average: 5.465%

Minimum Rates:
Minimum: 4.990%
Maximum: 8.950%
Weighted Average: 6.617%

Maximum Rates:
Minimum: 11.990%
Maximum: 15.950%
Weighted Average: 13.617%

Current Principal Balance:
Maximum Balance: $608,000
Minimum Balance: $60,300
Average Current Principal Balance: $200,601

Original Combined loan-to-value Ratios:
Minimum: 32.94%
Maximum: 95.00%
Weighted Average: 80.92%

Weighted average next adjustment date of adjustable rate: 2006-07-29

Weighted average remaining term to stated maturity: 356

Geographic Concentration: CA(49.43%),WA(5.77%),NV(4.47%),CO(4.01%),AZ(3.28%)

% LTV > 80: 16.54%

Geographic Concentration: 94565(0.68%)

% 30-59 Days Delinquent: 0.93%

Latest Maturity Date: 2034-08-01


2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $206,418,513 Cut-off date principal balance of group fixed-rate mortgage loans: $0 Cut-off date principal balance of group adjustable-rate mortgage loans: $206,418,513
Mortgage Rates:
Weighted Average: 6.617%
Maximum Coupon: 8.950%
Minimum Coupon: 4.990%
Adjustable-rate Margin:
Weighted Average: 5.465%
Maximum Margin: 6.550%
Minimum Margin: 5.100%
Weighted Average Months to Roll: 21
Weighted average remaining term to maturity (in months): 356
Weighted average remaining interest-only term of interest-only loans
  (in months): 21


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Product                                                     Mortgage    Principal      Principal     Interest     Term      Original
Types                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only                  922   $185,802,030          90.01      6.620      356.00      81.03
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                  107     20,616,483           9.99      6.585      356.00      79.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Gross                                                          of          Date           Date        Gross     Remaining   Average
Interest                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                                    1       $282,400           0.14      4.990      357.00      80.00
5.000% - 5.999%                                                  140     30,050,564          14.56      5.836      356.00      79.44
6.000% - 6.999%                                                  630    128,170,498          62.09      6.521      356.00      80.15
7.000% - 7.999%                                                  234     43,932,445          21.28      7.293      356.00      83.28
8.000% - 8.999%                                                   24      3,982,605           1.93      8.254      356.00      90.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 8.950%
Weighted Average: 6.617%


5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Cut-off                                                        of          Date           Date        Gross     Remaining   Average
Date Principal                                              Mortgage    Principal      Principal     Interest     Term      Original
Balances ($)                                                 Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                                                  6       $421,465           0.20      7.710      357.00      84.01
$75,001 - $100,000                                                52      4,799,560           2.33      6.704      356.00      79.89
$100,001 - $125,000                                              120     13,611,698           6.59      6.724      356.00      80.32
$125,001 - $150,000                                              121     16,847,245           8.16      6.702      356.00      81.09
$150,001 - $175,000                                              129     20,886,382          10.12      6.688      356.00      80.30
$175,001 - $200,000                                              113     21,132,613          10.24      6.607      356.00      81.24
$200,001 - $225,000                                              120     25,662,948          12.43      6.635      356.00      79.98
$225,001 - $250,000                                              100     23,756,073          11.51      6.613      356.00      81.05
$250,001 - $275,000                                               90     23,592,566          11.43      6.577      356.00      82.24
$275,001 - $300,000                                               70     20,260,596           9.82      6.572      356.00      80.74
$300,001 - $325,000                                               76     23,824,787          11.54      6.513      356.00      81.50
$325,001 - $350,000                                               20      6,588,186           3.19      6.583      356.00      80.24
$350,001 - $375,000                                                4      1,438,400           0.70      6.470      355.00      80.00
$375,001 - $400,000                                                3      1,182,994           0.57      6.671      356.00      87.80
$400,001 - $425,000                                                2        815,000           0.39      6.050      355.00      78.76
$475,001 - $500,000                                                2        990,000           0.48      6.814      357.00      75.49
$500,001 - $750,000                                                1        608,000           0.29      5.750      356.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $60,300
Maximum: $608,000
Average: $200,601


6. Original Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
Original                                                       of          Date           Date        Gross     Remaining   Average
Terms                                                       Mortgage    Principal      Principal     Interest     Term      Original
(months)                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
360                                                            1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360


7. Range of Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Remaining                                                      of          Date           Date        Gross     Remaining   Average
Terms                                                       Mortgage    Principal      Principal     Interest     Term      Original
(months)                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                      1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 353
Maximum: 357
Weighted Average: 356


8. Range of Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
Range of                                                       of          Date           Date        Gross     Remaining   Average
Original                                                    Mortgage    Principal      Principal     Interest     Term      Original
LTV Ratios (%)                                               Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
30.01% - 35.00%                                                    2       $260,000           0.13      6.600      355.00      33.25
35.01% - 40.00%                                                    1        150,000           0.07      5.750      357.00      38.96
40.01% - 45.00%                                                    1        175,000           0.08      7.250      355.00      40.23
45.01% - 50.00%                                                    1        170,000           0.08      6.575      356.00      49.28
50.01% - 55.00%                                                    4        820,998           0.40      6.344      356.00      52.16
55.01% - 60.00%                                                    1        145,370           0.07      5.875      355.00      58.20
60.01% - 65.00%                                                    7      1,414,505           0.69      6.444      355.00      62.42
65.01% - 70.00%                                                   11      2,463,126           1.19      6.487      356.00      68.57
70.01% - 75.00%                                                   23      4,895,424           2.37      6.449      356.00      74.08
75.01% - 80.00%                                                  816    161,780,384          78.37      6.517      356.00      79.92
80.01% - 85.00%                                                   22      5,454,436           2.64      6.843      356.00      84.33
85.01% - 90.00%                                                   98     20,035,554           9.71      7.088      355.00      89.70
90.01% - 95.00%                                                   42      8,653,715           4.19      7.448      356.00      94.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 32.94%
Maximum: 95.00%
Weighted Average: 80.92%


9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range                                                        Number      Cut-off        Cut-off      Average     Average    Weighted
of                                                             of          Date           Date        Gross     Remaining   Average
Gross                                                       Mortgage    Principal      Principal     Interest     Term      Original
Margins (%)                                                  Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                                                  470    $88,585,114          42.92      6.402      356.00      80.66
5.501% - 6.000%                                                  558    117,641,398          56.99      6.779      356.00      81.12
6.501% - 7.000%                                                    1        192,000           0.09      6.250      356.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.100%
Maximum: 6.550%
Non-Zero Weighted Average: 5.465%


10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
Range                                                                   Aggregate      Aggregate     Weighted   Weighted
of                                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Minimum                                                        of          Date           Date        Gross     Remaining   Average
Mortgage                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.501% - 5.000%                                                    1       $282,400           0.14      4.990      357.00      80.00
5.001% - 5.500%                                                    7      1,980,985           0.96      5.441      357.00      80.68
5.501% - 6.000%                                                  155     32,644,656          15.81      5.883      356.00      79.28
6.001% - 6.500%                                                  303     61,025,271          29.56      6.327      356.00      79.39
6.501% - 7.000%                                                  339     69,302,779          33.57      6.772      356.00      81.06
7.001% - 7.500%                                                  161     30,417,127          14.74      7.262      356.00      82.85
7.501% - 8.000%                                                   42      7,432,328           3.60      7.748      356.00      86.55
8.001% - 8.500%                                                   15      2,319,240           1.12      8.162      356.00      91.60
8.501% - 9.000%                                                    6      1,013,727           0.49      8.625      355.00      93.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.990%
Maximum: 8.950%
Non-Zero Weighted Average: 6.617%


11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
Range                                                                   Aggregate      Aggregate     Weighted   Weighted
of                                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Maximum                                                        of          Date           Date        Gross     Remaining   Average
Mortgage                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.501% - 12.000%                                                  1       $282,400           0.14      4.990      357.00      80.00
12.001% - 12.500%                                                  7      1,980,985           0.96      5.441      357.00      80.68
12.501% - 13.000%                                                155     32,644,656          15.81      5.883      356.00      79.28
13.001% - 13.500%                                                303     61,025,271          29.56      6.327      356.00      79.39
13.501% - 14.000%                                                339     69,302,779          33.57      6.772      356.00      81.06
14.001% - 14.500%                                                161     30,417,127          14.74      7.262      356.00      82.85
14.501% - 15.000%                                                 42      7,432,328           3.60      7.748      356.00      86.55
15.001% - 15.500%                                                 15      2,319,240           1.12      8.162      356.00      91.60
15.501% - 16.000%                                                  6      1,013,727           0.49      8.625      355.00      93.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.990%
Maximum: 15.950%
Non-Zero Weighted Average: 13.617%


12. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
                                                            Mortgage    Principal      Principal     Interest     Term      Original
Initial Cap (%)                                              Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Periodic                                                    Mortgage    Principal      Principal     Interest     Term      Original
Cap (%)                                                      Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Next                                                         Number      Cut-off        Cut-off      Average     Average    Weighted
Rate                                                           of          Date           Date        Gross     Remaining   Average
Adjustment                                                  Mortgage    Principal      Principal     Interest     Term      Original
Dates                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Apr-06                                                             2       $511,146           0.25      6.555      353.00      80.00
May-06                                                            50     10,319,366           5.00      6.734      354.00      83.23
Jun-06                                                           311     61,324,848          29.71      6.613      355.00      81.07
Jul-06                                                           427     86,781,402          42.04      6.630      356.00      80.93
Aug-06                                                           132     26,865,267          13.01      6.562      357.00      80.45
May-07                                                             2        483,362           0.23      6.700      354.00      86.69
Jun-07                                                            38      6,810,937           3.30      6.542      355.00      78.74
Jul-07                                                            49      9,681,202           4.69      6.687      356.00      79.80
Aug-07                                                            18      3,640,982           1.76      6.381      357.00      81.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-07-29


15. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Geographical                                                Mortgage    Principal      Principal     Interest     Term      Original
Distribution                                                 Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                       429   $102,038,009          49.43      6.503      356.00      80.10
Washington                                                        67     11,917,041           5.77      6.553      356.00      81.36
Nevada                                                            48      9,225,631           4.47      6.781      356.00      80.77
Colorado                                                          51      8,275,636           4.01      6.592      356.00      80.90
Arizona                                                           45      6,776,687           3.28      6.718      356.00      81.73
Florida                                                           40      6,553,565           3.17      6.830      355.00      82.10
Minnesota                                                         37      6,170,694           2.99      6.876      356.00      81.42
Massachusetts                                                     20      4,873,666           2.36      6.567      356.00      79.60
Virginia                                                          21      4,731,495           2.29      6.686      356.00      81.78
New York                                                          16      4,591,881           2.22      6.558      356.00      84.16
Michigan                                                          30      4,496,305           2.18      6.889      356.00      81.15
Other                                                            225     36,767,903          17.81      6.789      356.00      82.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44


16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
                                                            Mortgage    Principal      Principal     Interest     Term      Original
Occupancy                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                        1,018   $204,370,750          99.01      6.615      356.00      80.94
Second Home                                                       11      2,047,762           0.99      6.817      355.00      79.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------


17. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Property                                                    Mortgage    Principal      Principal     Interest     Term      Original
Types                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                          683   $135,254,196          65.52      6.615      356.00      80.85
Planned Unit Development                                         183     35,680,090          17.29      6.621      356.00      80.84
Condo                                                            118     22,546,100          10.92      6.633      356.00      81.48
2-4 Family                                                        45     12,938,127           6.27      6.597      356.00      80.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Loan                                                        Mortgage    Principal      Principal     Interest     Term      Original
Purpose                                                      Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                         763   $152,211,396          73.74      6.568      356.00      80.78
Refinance - Cashout                                              222     47,209,969          22.87      6.775      356.00      81.24
Refinance - Rate Term                                             44      6,997,148           3.39      6.617      356.00      81.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Documentation                                               Mortgage    Principal      Principal     Interest     Term      Original
Level                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                             664   $137,162,884          66.45      6.784      356.00      81.17
Full Documentation                                               341     64,408,306          31.20      6.289      356.00      80.54
Limited Income Verification                                       24      4,847,322           2.35      6.224      356.00      79.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Original                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Prepayment                                                     of          Date           Date        Gross     Remaining   Average
Penalty                                                     Mortgage    Principal      Principal     Interest     Term      Original
Term (months)                                                Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                                                168    $34,232,814          16.58      6.897      356.00      82.06
12                                                                34      7,680,298           3.72      6.956      356.00      81.71
24                                                               744    149,004,539          72.19      6.544      356.00      80.77
36                                                                83     15,500,862           7.51      6.529      356.00      79.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


21. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Lien                                                        Mortgage    Principal      Principal     Interest     Term      Original
Position                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                       1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------


22. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
FICO                                                        Mortgage    Principal      Principal     Interest     Term      Original
Score                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                                         10     $1,945,163           0.94      6.751      356.00      81.90
601 - 620                                                         47      8,626,072           4.18      6.595      356.00      81.13
621 - 640                                                        183     35,935,638          17.41      6.524      356.00      80.37
641 - 660                                                        260     52,314,316          25.34      6.702      356.00      81.04
661 - 680                                                        190     36,646,428          17.75      6.692      356.00      81.29
681 - 700                                                        160     33,171,021          16.07      6.603      356.00      80.86
701 - 720                                                         75     15,612,559           7.56      6.519      356.00      80.70
721 - 740                                                         42      8,606,950           4.17      6.588      356.00      80.14
741 - 760                                                         32      7,219,154           3.50      6.610      356.00      82.52
761 - 780                                                         19      3,979,531           1.93      6.300      356.00      79.65
781 - 800                                                         10      2,041,761           0.99      6.456      356.00      82.14
801 >=                                                             1        319,920           0.15      6.225      355.00      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                         1,029   $206,418,513         100.00      6.617      356.00      80.92
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 583
Maximum: 805
Non-Zero Weighted Average: 670

BARCLAYS
New Century Mortgage Company
SABR2004-NC3
Group II
229 records
Balance: 94,428,726
1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $94,428,726
Fixed: 0.00%
Adjustable: 100.00%

1st Lien: 100.00%
2nd Lien: 0.00%

Mortgage Rates:
Minimum Coupon: 5.650%
Maximum Coupon: 8.600%
Weighted Average: 6.589%

Gross Margin:
Minimum: 3.000%
Maximum: 6.050%
Weighted Average: 5.450%

Minimum Rates:
Minimum: 5.650%
Maximum: 8.600%
Weighted Average: 6.589%

Maximum Rates:
Minimum: 12.650%
Maximum: 15.600%
Weighted Average: 13.589%

Current Principal Balance:
Maximum Balance: $866,798
Minimum Balance: $330,000
Average Current Principal Balance: $412,353

Original Combined loan-to-value Ratios:
Minimum: 50.86%
Maximum: 95.00%
Weighted Average: 81.95%

Weighted average next adjustment date of adjustable rate: 2006-07-23

Weighted average remaining term to stated maturity: 356

Geographic Concentration: CA(76.29%),VA(3.84%),NY(2.87%),MA(2.79%),NV(2.34%)

% LTV > 80: 28.04%

Geographic Concentration: 92563(1.75%)

% 30-59 Days Delinquent: 1.79%

Latest Maturity Date: 2034-08-01


2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $94,428,726 Cut-off date principal balance of group fixed-rate mortgage loans: $0 Cut-off date principal balance of group adjustable-rate mortgage loans: $94,428,726
Mortgage Rates:
Weighted Average: 6.589%
Maximum Coupon: 8.600%
Minimum Coupon: 5.650%
Adjustable-rate Margin:
Weighted Average: 5.450%
Maximum Margin: 6.050%
Minimum Margin: 3.000%
Weighted Average Months to Roll: 21
Weighted average remaining term to maturity (in months): 356
Weighted average remaining interest-only term of interest-only loans
  (in months): 21


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Product                                                     Mortgage    Principal      Principal     Interest     Term      Original
Types                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only                  211    $87,072,232          92.21      6.586         356      81.86
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                   18      7,356,495           7.79      6.621         356      83.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Gross                                                          of          Date           Date        Gross     Remaining   Average
Interest                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                                   40    $16,231,345          17.19      5.872         356      79.46
6.000% - 6.999%                                                  139     57,385,258          60.77      6.521         356      81.32
7.000% - 7.999%                                                   48     19,898,624          21.07      7.288         356      85.44
8.000% - 8.999%                                                    2        913,499           0.97      8.341         355      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.650%
Maximum: 8.600%
Weighted Average: 6.589%


5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Cut-off                                                        of          Date           Date        Gross     Remaining   Average
Date Principal                                              Mortgage    Principal      Principal     Interest     Term      Original
Balances ($)                                                 Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$325,001 - $350,000                                               32    $10,925,856          11.57      6.695         356      83.22
$350,001 - $375,000                                               52     18,759,887          19.87      6.558         356      82.38
$375,001 - $400,000                                               49     19,008,499          20.13      6.441         356      80.83
$400,001 - $425,000                                               26     10,697,730          11.33      6.636         356      83.37
$425,001 - $450,000                                               21      9,161,850           9.70      6.800         356      82.15
$450,001 - $475,000                                               13      6,031,148           6.39      6.787         356      83.36
$475,001 - $500,000                                               14      6,861,247           7.27      6.537         356      78.72
$500,001 - $750,000                                               21     12,115,712          12.83      6.426         356      81.44
$750,001 - $1,000,000                                              1        866,798           0.92      7.650         356      85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $330,000
Maximum: $866,798
Average: $412,353


6. Original Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
Original                                                       of          Date           Date        Gross     Remaining   Average
Terms                                                       Mortgage    Principal      Principal     Interest     Term      Original
(months)                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
360                                                              229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360


7. Range of Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range of                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Remaining                                                      of          Date           Date        Gross     Remaining   Average
Terms                                                       Mortgage    Principal      Principal     Interest     Term      Original
(months)                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                        229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 353
Maximum: 357
Weighted Average: 356


8. Range of Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
Range of                                                       of          Date           Date        Gross     Remaining   Average
Original                                                    Mortgage    Principal      Principal     Interest     Term      Original
LTV Ratios (%)                                               Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                                                    1       $500,000           0.53      6.490         356      50.86
65.01% - 70.00%                                                    3      1,314,650           1.39      6.527         356      69.95
70.01% - 75.00%                                                    6      2,641,400           2.80      6.355         355      74.62
75.01% - 80.00%                                                  156     63,493,074          67.24      6.391         356      79.86
80.01% - 85.00%                                                   16      7,528,740           7.97      6.953         356      84.79
85.01% - 90.00%                                                   39     15,865,614          16.80      7.152         356      89.67
90.01% - 95.00%                                                    8      3,085,249           3.27      7.114         356      94.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.86%
Maximum: 95.00%
Weighted Average: 81.95%


9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Range                                                        Number      Cut-off        Cut-off      Average     Average    Weighted
of                                                             of          Date           Date        Gross     Remaining   Average
Gross                                                       Mortgage    Principal      Principal     Interest     Term      Original
Margins (%)                                                  Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                                                    2     $1,156,000           1.22      6.512         356      80.00
5.001% - 5.500%                                                   94     39,501,777          41.83      6.388         356      81.64
5.501% - 6.000%                                                  132     53,425,949          56.58      6.737         356      82.21
6.001% - 6.500%                                                    1        345,000           0.37      7.000         355      84.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.050%
Non-Zero Weighted Average: 5.450%


10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
Range                                                                   Aggregate      Aggregate     Weighted   Weighted
of                                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Minimum                                                        of          Date           Date        Gross     Remaining   Average
Mortgage                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.501% - 6.000%                                                   45    $18,459,497          19.55      5.888         356      79.39
6.001% - 6.500%                                                   70     29,029,329          30.74      6.322         356      79.48
6.501% - 7.000%                                                   73     29,761,197          31.52      6.813         356      83.81
7.001% - 7.500%                                                   33     13,613,572          14.42      7.276         356      84.60
7.501% - 8.000%                                                    6      2,651,632           2.81      7.744         356      89.71
8.001% - 8.500%                                                    1        472,499           0.50      8.100         355      90.00
8.501% - 9.000%                                                    1        441,000           0.47      8.600         356      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.650%
Maximum: 8.600%
Non-Zero Weighted Average: 6.589%


11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
Range                                                                   Aggregate      Aggregate     Weighted   Weighted
of                                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Maximum                                                        of          Date           Date        Gross     Remaining   Average
Mortgage                                                    Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

12.501% - 13.000%                                                 45    $18,459,497          19.55      5.888         356      79.39
13.001% - 13.500%                                                 70     29,029,329          30.74      6.322         356      79.48
13.501% - 14.000%                                                 73     29,761,197          31.52      6.813         356      83.81
14.001% - 14.500%                                                 33     13,613,572          14.42      7.276         356      84.60
14.501% - 15.000%                                                  6      2,651,632           2.81      7.744         356      89.71
15.001% - 15.500%                                                  1        472,499           0.50      8.100         355      90.00
15.501% - 16.000%                                                  1        441,000           0.47      8.600         356      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12.650%
Maximum: 15.600%
Non-Zero Weighted Average: 13.589%


12. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
                                                            Mortgage    Principal      Principal     Interest     Term      Original
Initial Cap (%)                                              Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Periodic                                                    Mortgage    Principal      Principal     Interest     Term      Original
Cap (%)                                                      Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Next                                                         Number      Cut-off        Cut-off      Average     Average    Weighted
Rate                                                           of          Date           Date        Gross     Remaining   Average
Adjustment                                                  Mortgage    Principal      Principal     Interest     Term      Original
Dates                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Apr-06                                                             2       $972,000           1.03      6.106         353      80.00
May-06                                                            11      4,081,646           4.32      6.602         354      80.86
Jun-06                                                            60     24,136,999          25.56      6.587         355      81.91
Jul-06                                                           101     42,547,630          45.06      6.578         356      82.15
Aug-06                                                            37     15,333,957          16.24      6.635         357      81.39
Jun-07                                                             4      1,547,382           1.64      6.376         355      77.15
Jul-07                                                            12      5,001,814           5.30      6.650         356      83.27
Aug-07                                                             2        807,299           0.85      6.908         357      92.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-07-23


15. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Geographical                                                Mortgage    Principal      Principal     Interest     Term      Original
Distribution                                                 Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                       175    $72,038,310          76.29      6.542         356      81.72
Virginia                                                           9      3,624,645           3.84      6.636         356      82.64
New York                                                           6      2,706,775           2.87      7.080         355      86.14
Massachusetts                                                      6      2,636,752           2.79      6.829         356      82.94
Nevada                                                             5      2,212,365           2.34      6.708         356      82.03
Washington                                                         4      1,815,250           1.92      6.697         356      82.35
Arizona                                                            4      1,546,550           1.64      6.803         356      86.05
Florida                                                            4      1,474,000           1.56      6.683         355      82.93
Oregon                                                             3      1,087,400           1.15      6.287         356      80.00
New Jersey                                                         2      1,078,500           1.14      6.974         357      81.53
Maryland                                                           2        789,850           0.84      6.052         356      74.95
Other                                                              9      3,418,328           3.62      6.772         356      82.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 18


16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
                                                            Mortgage    Principal      Principal     Interest     Term      Original
Occupancy                                                    Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                          225    $92,880,143          98.36      6.577         356      81.87
Second Home                                                        3      1,128,584           1.20      7.412         355      86.17
Investment                                                         1        420,000           0.44      6.990         355      89.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------


17. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Property                                                    Mortgage    Principal      Principal     Interest     Term      Original
Types                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                          171    $69,992,896          74.12      6.586         356      82.04
Planned Unit Development                                          30     12,670,327          13.42      6.587         356      82.07
Condo                                                             24      9,807,404          10.39      6.605         356      80.92
2-4 Family                                                         4      1,958,100           2.07      6.641         356      83.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Loan                                                        Mortgage    Principal      Principal     Interest     Term      Original
Purpose                                                      Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                         154    $62,701,308          66.40      6.542         356      81.24
Refinance - Cashout                                               68     28,833,831          30.54      6.750         356      83.93
Refinance - Rate Term                                              7      2,893,587           3.06      6.008         356      77.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Documentation                                               Mortgage    Principal      Principal     Interest     Term      Original
Level                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                             139    $55,584,439          58.86      6.787         356      82.68
Full Documentation                                                79     34,231,413          36.25      6.274         356      81.17
Limited Income Verification                                       11      4,612,874           4.89      6.534         356      79.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
Original                                                     Number      Cut-off        Cut-off      Average     Average    Weighted
Prepayment                                                     of          Date           Date        Gross     Remaining   Average
Penalty                                                     Mortgage    Principal      Principal     Interest     Term      Original
Term (months)                                                Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                                                 40    $17,506,670          18.54      7.062         356      82.90
12                                                                 9      3,715,675           3.93      6.558         355      81.07
24                                                               165     67,069,752          71.03      6.466         356      81.54
36                                                                15      6,136,630           6.50      6.599         356      84.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


21. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
Lien                                                        Mortgage    Principal      Principal     Interest     Term      Original
Position                                                     Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                         229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------


22. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of
                                                                                        Mortgage
                                                                                      Loan Pool by
                                                                        Aggregate      Aggregate     Weighted   Weighted
                                                             Number      Cut-off        Cut-off      Average     Average    Weighted
                                                               of          Date           Date        Gross     Remaining   Average
FICO                                                        Mortgage    Principal      Principal     Interest     Term      Original
Score                                                        Loans       Balance        Balance        Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                                          4     $1,888,464           2.00      6.641         357      78.88
601 - 620                                                         16      6,568,689           6.96      6.675         356      84.91
621 - 640                                                         34     13,736,823          14.55      6.638         356      83.17
641 - 660                                                         51     21,395,016          22.66      6.544         356      80.78
661 - 680                                                         56     23,115,033          24.48      6.583         356      81.84
681 - 700                                                         27     10,815,821          11.45      6.560         356      81.29
701 - 720                                                         12      4,649,508           4.92      6.690         356      84.16
721 - 740                                                         17      7,244,611           7.67      6.684         356      81.63
741 - 760                                                          5      1,967,190           2.08      6.531         356      80.00
761 - 780                                                          5      2,013,414           2.13      6.216         356      81.86
781 - 800                                                          2      1,034,159           1.10      6.361         355      82.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           229    $94,428,726         100.00      6.589         356      81.95
------------------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up- to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC3
Balance > $500K



1. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage     Weighted       Weighted
                                                                    Loan Pool by      Average        Average            Weighted
                                 Number of       Aggregate            Aggregate        Gross        Remaining           Average
Loan                             Mortgage       Cut-off Date        Cut-off Date      Interest         Term
Purpose                            Loans     Principal Balance    Principal Balance     Rate         (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                14           $8,387,010               61.71      6.442                356              82.12
Refinance - Cashout                      8            4,676,500               34.41      6.557                356              80.87
Refinance - Rate Term                    1              527,000                3.88      6.250                356              79.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------




2. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage     Weighted       Weighted
                                                                    Loan Pool by      Average        Average            Weighted
                                 Number of       Aggregate            Aggregate        Gross        Remaining           Average
                                 Mortgage       Cut-off Date        Cut-off Date      Interest         Term
Occupancy                          Loans     Principal Balance    Principal Balance     Rate         (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                 23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------




3. Documentation Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage     Weighted       Weighted
                                                                    Loan Pool by      Average        Average            Weighted
                                 Number of       Aggregate            Aggregate        Gross        Remaining           Average
Documentation                    Mortgage       Cut-off Date        Cut-off Date      Interest         Term
Type                               Loans     Principal Balance    Principal Balance     Rate         (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      13           $8,118,250               59.73      6.241                356              79.50
Stated Documentation                     9            4,878,260               35.89      6.737                356              84.09
Limited Documentation                    1              594,000                4.37      7.500                356              90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------




4. Fico Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage     Weighted       Weighted
                                                                    Loan Pool by      Average        Average            Weighted
                                 Number of       Aggregate            Aggregate        Gross        Remaining           Average
Fico                             Mortgage       Cut-off Date        Cut-off Date      Interest         Term
Distribution                       Loans     Principal Balance    Principal Balance     Rate         (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
580 - 599                                1             $705,000                5.19      6.590                357              77.05
600 - 619                                1              594,000                4.37      7.500                356              90.00
620 - 639                                2            1,123,500                8.27      6.299                355              80.98
640 - 659                                5            2,904,452               21.37      6.215                356              79.93
660 - 679                                6            3,520,500               25.90      6.302                355              80.53
680 - 699                                2            1,050,000                7.73      7.170                356              87.57
700 - 719                                2            1,128,000                8.30      6.027                356              80.00
720 - 739                                2            1,430,798               10.53      7.000                356              83.03
760 >=                                   2            1,134,260                8.35      6.373                356              82.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 594
Maximum: 782
Weighted Average: 675.2




5. Original Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage     Weighted       Weighted
                                                                    Loan Pool by      Average        Average            Weighted
Original                         Number of       Aggregate            Aggregate        Gross        Remaining           Average
Loan-to-Value                    Mortgage       Cut-off Date        Cut-off Date      Interest         Term
Ratio (%)                          Loans     Principal Balance    Principal Balance     Rate         (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                           15           $8,890,452               65.42      6.161                356              79.05
80.01 - 90.00                            8            4,700,058               34.58      7.066                356              86.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 75.00
Maximum: 90.00
Weighted Average by Original Balance: 81.60
Weighted Average by Current Balance: 81.60




6. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage     Weighted       Weighted
                                                                    Loan Pool by      Average        Average            Weighted
                                 Number of       Aggregate            Aggregate        Gross        Remaining           Average
Geographical                     Mortgage       Cut-off Date        Cut-off Date      Interest         Term
Distribution                       Loans     Principal Balance    Principal Balance     Rate         (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                              18          $10,522,258               77.42      6.515                356              82.09
Massachusetts                            1              550,752                4.05      6.000                356              80.00
Nevada                                   1              750,000                5.52      6.100                356              79.03
New Jersey                               1              705,000                5.19      6.590                357              77.05
New York                                 1              535,500                3.94      6.750                355              85.00
Washington                               1              527,000                3.88      6.250                356              79.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 6




7. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage     Weighted       Weighted
Range of                                                            Loan Pool by      Average        Average            Weighted
Gross                            Number of       Aggregate            Aggregate        Gross        Remaining           Average
Interest                         Mortgage       Cut-off Date        Cut-off Date      Interest         Term
Rates (%)                          Loans     Principal Balance    Principal Balance     Rate         (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                          5           $2,837,700               20.88      5.799                355              79.01
6.000% - 6.999%                         13            7,650,012               56.29      6.375                356              80.83
7.000% - 7.999%                          5            3,102,798               22.83      7.335                356              85.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.750%
Maximum: 7.650%
Weighted Average: 6.474%




8. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage     Weighted       Weighted
Original                                                            Loan Pool by      Average        Average            Weighted
Prepayment                       Number of       Aggregate            Aggregate        Gross        Remaining           Average
Penalty                          Mortgage       Cut-off Date        Cut-off Date      Interest         Term
Term (months)                      Loans     Principal Balance    Principal Balance     Rate         (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
 0                                       6           $3,727,798               27.43      7.065                356              82.70
24                                      16            9,146,712               67.30      6.251                356              81.38
36                                       1              716,000                5.27      6.250                356              78.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  23          $13,590,510              100.00      6.474                356              81.60
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 24
Maximum: 36
Non-Zero Weighted Average: 25

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.


Securitized Asset Backed Receivables LLC Trust 2004-NC3
All records


1. Current Principal Balance ($)

------------------------------------------------------------------------------------------------------------------------------------
                          Weighted
Current                   Average         Min       Max        Weighted                           Weighted
Principal                 Original     Original   Original      Average       Min         Max     Average        Min        Max
Balance ($)                 LTV           LTV       LTV           DTI         DTI         DTI       FICO         FICO      FICO
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $100,000             80.23       65.00       95.00       39.56       24.25       49.89        660          600       786
$100,001 - $150,000            80.74       32.94       95.00       40.10       15.23       50.17        667          584       765
$150,001 - $200,000            80.77       40.23       95.00       40.84        9.03       50.72        668          592       797
$200,001 - $250,000            80.50       50.54       95.00       40.59        7.33       49.99        670          583       784
$250,001 - $300,000            81.55       61.10       95.00       41.45       19.34       54.18        673          586       793
$300,001 - $350,000            81.76       68.48       95.00       42.61       21.73       53.71        674          585       805
$350,001 - $400,000            81.73       70.00       95.00       42.03       22.45       50.00        669          594       771
$400,001 - $450,000            82.64       70.00       94.78       42.15       23.36       49.94        663          584       758
$450,001 - $500,000            80.50       50.86       95.00       41.42       14.54       49.09        665          616       782
$500,001 - $550,000            83.56       79.85       90.00       41.96       36.48       46.21        675          640       712
$550,001 - $600,000            81.29       75.00       90.00       42.20       31.12       52.30        678          617       782
$600,001 - $650,000            80.00       80.00       80.00       46.07       46.07       46.07        704          704       704
$700,001 - $750,000            78.27       77.05       79.03       41.66       38.84       46.11        637          594       661
$850,001 - $900,000            85.00       85.00       85.00       49.54       49.54       49.54        729          729       729
------------------------------------------------------------------------------------------------------------------------------------
Total:                         81.24       32.94       95.00       41.39        7.33       54.18        670          583       805
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60,300.00
Maximum: 866,798.08
Average: 239,147.25


2. Range of Gross Interest Rates (%)


------------------------------------------------------------------------------------------------------------------------------------
Range of                  Weighted
Gross                     Average         Min       Max        Weighted                           Weighted
Interest                  Original     Original   Original      Average       Min         Max     Average        Min        Max
Rates (%)                   LTV           LTV       LTV           DTI         DTI         DTI       FICO         FICO      FICO
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 5.000%                80.00       80.00       80.00       40.34       40.34       40.34        610          610       610
5.001% - 6.000%                79.37       38.96       90.00       42.30        7.33       54.18        667          585       793
6.001% - 7.000%                80.71       32.94       95.00       41.16       14.54       53.71        672          584       805
7.001% - 8.000%                84.13       40.23       95.00       41.50       16.64       49.93        666          583       784
8.001% - 9.000%                91.70       80.00       95.00       39.26       18.00       48.92        651          624       703
------------------------------------------------------------------------------------------------------------------------------------
Total:                         81.24       32.94       95.00       41.39        7.33       54.18        670          583       805
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 8.950%
Weighted Average: 6.608%


3. Occupancy


------------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                           Average        Min       Max        Weighted                          Weighted
                          Original     Original   Original      Average       Min         Max     Average        Min        Max
Occupancy                   LTV           LTV       LTV           DTI         DTI         DTI       FICO         FICO      FICO
------------------------------------------------------------------------------------------------------------------------------------
Primary                        81.23       32.94       95.00       41.44        7.33       54.18        669          583       805
Second Home                    81.56       33.61       90.00       38.89       18.58       49.66        684          624       734
Investment                     89.74       89.74       89.74       29.11       29.11       29.11        736          736       736
------------------------------------------------------------------------------------------------------------------------------------
Total:                         81.24       32.94       95.00       41.39        7.33       54.18        670          583       805
------------------------------------------------------------------------------------------------------------------------------------

4. Documentation Level


------------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                          Average         Min       Max        Weighted                           Weighted
Documentation             Original     Original   Original      Average       Min         Max     Average        Min        Max
Level                       LTV           LTV       LTV           DTI         DTI         DTI       FICO         FICO      FICO
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation           81.60       33.61       95.00       41.07       15.23       50.17        676          583       805
Full Documentation             80.76       32.94       95.00       42.67       14.54       54.18        659          584       793
Limited Documentation          79.04       38.96       95.00       34.78        7.33       50.72        653          617       725
------------------------------------------------------------------------------------------------------------------------------------
Total:                         81.24       32.94       95.00       41.39        7.33       54.18        670          583       805
------------------------------------------------------------------------------------------------------------------------------------


5. Property Types


------------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                          Average         Min       Max        Weighted                           Weighted
Property                  Original     Original   Original      Average       Min         Max     Average        Min        Max
Types                       LTV           LTV       LTV           DTI         DTI         DTI       FICO         FICO      FICO
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        81.26       33.61       95.00       41.41        9.03       54.18        668          583       805
Planned Unit Development       81.16       32.94       95.00       42.42       18.58       50.00        667          608       786
Condo                          81.31       50.86       95.00       39.67        7.33       53.71        678          607       782
2-4 Family                     81.20       68.06       95.00       41.55       18.00       49.97        679          616       797
------------------------------------------------------------------------------------------------------------------------------------
Total:                         81.24       32.94       95.00       41.39        7.33       54.18        670          583       805
------------------------------------------------------------------------------------------------------------------------------------


6. Loan Purpose


------------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                          Average         Min       Max        Weighted                           Weighted
Loan                      Original     Original   Original      Average       Min         Max     Average        Min        Max
Purpose                     LTV           LTV       LTV           DTI         DTI         DTI       FICO         FICO      FICO
------------------------------------------------------------------------------------------------------------------------------------
Purchase                       80.92       62.69       95.00       42.05        7.33       54.18        676          584       805
Refinance - Cashout            82.26       32.94       95.00       39.82        9.03       53.71        653          583       766
Refinance - Rate Term          80.57       70.00       94.87       39.25       23.38       49.51        655          607       746
------------------------------------------------------------------------------------------------------------------------------------
Total:                         81.24       32.94       95.00       41.39        7.33       54.18        670          583       805
------------------------------------------------------------------------------------------------------------------------------------


7. Geographical Distribution


------------------------------------------------------------------------------------------------------------------------------------
                          Weighted
                          Average         Min       Max        Weighted                           Weighted
Geographical              Original     Original   Original      Average       Min         Max     Average        Min        Max
Distribution                LTV           LTV       LTV           DTI         DTI         DTI       FICO         FICO      FICO
------------------------------------------------------------------------------------------------------------------------------------
California                     80.77       32.94       95.00       41.35        7.33       54.18        671          584       805
Washington                     81.49       64.00       95.00       41.69       22.73       49.91        664          592       781
Nevada                         81.01       49.28       95.00       41.15       21.84       49.45        666          624       734
Colorado                       80.82       76.74       95.00       42.67       21.76       49.92        660          611       758
Virginia                       82.15       80.00       95.00       44.40       31.40       49.82        670          629       743
Other                          82.17       40.23       95.00       41.03       15.23       50.72        669          583       797
------------------------------------------------------------------------------------------------------------------------------------
Total:                         81.24       32.94       95.00       41.39        7.33       54.18        670          583       805
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44


8. Original Prepayment Penalty Term (months)


------------------------------------------------------------------------------------------------------------------------------------
Original                  Weighted
Prepayment                Average         Min       Max        Weighted                           Weighted
Penalty                   Original     Original   Original      Average       Min         Max     Average        Min        Max
Term (months)               LTV           LTV       LTV           DTI         DTI         DTI       FICO         FICO      FICO
------------------------------------------------------------------------------------------------------------------------------------
0                              82.34       40.23       95.00       40.88       16.64       49.89        677          592       797
12                             81.50       65.00       95.00       39.17       19.34       49.79        671          583       762
24                             81.01       32.94       95.00       41.88        7.33       54.18        668          584       805
36                             80.83       52.89       95.00       38.90       14.54       49.76        664          600       797
------------------------------------------------------------------------------------------------------------------------------------
Total:                         81.24       32.94       95.00       41.39        7.33       54.18        670          583       805
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


9. Largest 10 Loans ($)


--------------------------------------------------------------------------------------------
                                                                     Weighted
                                                         Average     Weighted   Weighted
                                                        Original     Average    Average
Balance       State               Loan Type                LTV         DTI        FICO
--------------------------------------------------------------------------------------------
$568,000   California    ARM - 2 Year/6 Month/2 Yr IO        76.76      39.89        655
$572,000   California    ARM - 2 Year/6 Month/2 Yr IO        80.00      33.43        676
$574,260   California    ARM - 2 Year/6 Month/2 Yr IO        85.00      38.65        782
$592,000   California    ARM - 2 Year/6 Month/2 Yr IO        80.00      46.87        679
$594,000   California    ARM - 2 Year/6 Month/2 Yr IO        90.00      31.12        617
$608,000   California    ARM - 2 Year/6 Month/2 Yr IO        80.00      46.07        704
$705,000   New Jersey    ARM - 2 Year/6 Month/2 Yr IO        77.05      38.84        594
$716,000   California    ARM - 2 Year/6 Month/2 Yr IO        78.68      39.79        653
$750,000     Nevada      ARM - 2 Year/6 Month/2 Yr IO        79.03      46.11        661
$866,798   California    ARM - 2 Year/6 Month/2 Yr IO        85.00      49.54        729
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                                                                            Orig
                 Property                                                Prepayment
Balance            Type                     Purpose          Occupancy    Penalty
-------------------------------------------------------------------------------------
$568,000  Single Family Residence     Refinance - Cashout     Primary            24
$572,000  Single Family Residence           Purchase          Primary            24
$574,260  Single Family Residence           Purchase          Primary            24
$592,000  Single Family Residence           Purchase          Primary             0
$594,000  Single Family Residence           Purchase          Primary            24
$608,000   Four Family Residence            Purchase          Primary            24
$705,000  Single Family Residence     Refinance - Cashout     Primary             0
$716,000  Single Family Residence     Refinance - Cashout     Primary            36
$750,000      PUD - Detached                Purchase          Primary            24
$866,798      PUD - Detached                Purchase          Primary             0
-------------------------------------------------------------------------------------


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

--------------------------------------------------------------
Please fill in all values!
Thank You!
--------------------------------------------------------------


                                    ARM             FRM
--------------------------------------------------------------
Percentage Bal.                   100.00%           N/A
Deal Balance                      300,847,239



Gross WAC                         6.608%            N/A

CLTV (incld. Sil. 2nds)           94.77%            N/A
FICO                                670             N/A
Avg. Loan Balance                 239,147           N/A
Stated Document %                 64.07%            N/A
DTI                               41.39%            N/A
IO %                              100.00%           N/A
Second Lien %                       N/A             N/A
Silent Seconds %                  68.45%            N/A
Property Type                     100.00%         100.00%
------------------------------
Single Family %                   68.22%            N/A
PUD %                             16.07%            N/A
2-4 Unit %                         4.95%            N/A
Condo %                           10.75%            N/A
Occupancy Type                    100.00%         100.00%
------------------------------
Owner Occupied                    98.80%            N/A
2nd Home                           1.06%            N/A
Investor Prop.                     0.14%            N/A
Loan Purpose                      100.00%         100.00%
------------------------------
Purchase                          71.44%            N/A
Cash-Out                          25.28%            N/A
Rate-Reduction                     3.29%            N/A
--------------------------------------------------------------


                                  IO         Non-IO
------------------------------------------------------
Percentage Bal.                 100.00%        N/A
Deal Balance                    300,847,239



Gross WAC                       6.608%         N/A

CLTV (incld. Sil. 2nds)         94.77%         N/A
FICO                              670          N/A
Avg. Loan Balance               239,147        N/A
Stated Document %               64.07%         N/A
DTI                             41.39%         N/A
IO %                            100.00%        N/A
Second Lien %                     N/A          N/A
Silent Seconds %                68.45%         N/A
Property Type                   100.00%      100.00%
----------------------------
Single Family %                 68.22%         N/A
PUD %                           16.07%         N/A
2-4 Unit %                       4.95%         N/A
Condo %                         10.75%         N/A
Occupancy Type                  100.00%      100.00%
----------------------------
Owner Occupied                  98.80%         N/A
2nd Home                         1.06%         N/A
Investor Prop.                   0.14%         N/A
Loan Purpose                    100.00%      100.00%
----------------------------
Purchase                        71.44%         N/A
Cash-Out                        25.28%         N/A
Rate-Reduction                   3.29%         N/A
------------------------------------------------------